UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Notice of 2025 Annual Meeting of

SHAREHOLDERS & PROXY STATEMENT

Hasbro

Letter to Our Shareholders

April 4, 2025

Dear Hasbro Shareholders,

Hasbro is Playing to Win. Our new strategic plan is grounded in our mission to create joy and community through the magic of play. As a games, IP and toy company, we aim to expand our reach to even more fans around the world through play-fueled brand engagement and partner scaled co-investment. Hasbro has set a clear objective to be one of the most profitable and highest consumer reach toy and game companies globally, powered by multi-segment and multi-generational franchises.

The strategic plan is focused on five key building blocks that drive decision-making and investment prioritization.

•	Profitable Franchises: Focusing on driving profitable growth across our brands and verticals.

•	Aging Up: Building our business with consumers aged 13 and above.

•	Everyone Plays: Expanding our business with new brands and extensions to underserved segments.

•	Digital and Direct: Scaling our brands with new video games and digital marketplaces.

•	Partner Scale: Growing our franchises through licenses that expand our consumer reach and enhance profits.

Hasbro is in the midst of a multi-year transformation, which started in mid-2022. 2023 was a year of reset, and in 2024 we began to rebuild, closing the year with momentum. We saw another record year in our Wizards of the Coast and Digital Gaming segment, continued success in licensing, and significant operating profit margin improvement across the Company. Hasbro also continued to execute on its Operational Excellence program, an ongoing enterprise-wide cost-savings initiative designed to drive growth and enhance shareholder value. As we head into 2025, we remain focused on the long-term growth and profitability of our business, especially in the face of economic uncertainty in the U.S. and beyond. Our teams are taking action to ensure agility across our supply chain and flexibility across our business to mitigate the impact of tariffs that our industry is currently facing.

As the business strategy has evolved, we have continuously reviewed the composition of our board to ensure we have the right skill-sets and expertise for the business. Last year we added Frank Gibeau, Darin Harris and Owen Mahoney, three seasoned executive leaders with operational, digital gaming and consumer products expertise and experience as chief executive officers. Blake Jorgensen will retire from the board at the annual meeting and will not stand for reelection. Blake played a key role in advising our company in important early stages of our turnaround. We are grateful for his contributions and wish him well in his future endeavors.

We are Playing to Win. Hasbro is excited to recommit to a play-centered mission with partners helping Hasbro reach many more fans around the world. Our efforts are centered on driving profitability and growth, building on a culture of innovation and collaboration fostered over more than 100 years and creating a positive impact on the community and the environment. Our new strategic plan leverages our iconic IP, improved capabilities, dedicated team and operational excellence to drive long-term shareholder value. When we win, you, our shareholders, win. We thank you for your continued support.

Sincerely,

Richard S. Stoddart Chair of the Hasbro Board of Directors

Hasbro, Inc. Notice of 2025

Annual Meeting of Shareholders

Date	Wednesday, May 21, 2025

Time	11:00 a.m. Eastern Time

Virtual Meeting	The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) will be held in a virtual format only. Shareholders will be able to listen, vote, and submit questions during the Annual Meeting from any location that has Internet connectivity by registering to attend the meeting at www.meetnow.global/M9CJTDM.

Record Date	Only shareholders of record of the Company’s common stock, par value $0.50 per share (“Common Stock”), at the close of business on March 27, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Items of Business
Elect ten (10) directors.

Approve an advisory vote on the compensation of the Company’s named executive officers.

Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2025.

Transact other business as may properly come before the meeting and any adjournment or postponement thereof.

How to Vote

Vote Right Away Through Advance Voting Methods			Vote During the Meeting

by Internet Go to the website identified on the enclosed proxy card or voting instruction form.	by Phone Call the number on the enclosed proxy card or voting instruction form.	by Mail Sign, date and return the enclosed proxy card or voting instruction form in the accompanying pre-addressed envelope.	See the instructions in our Q&A about the Proxy Materials and the Annual Meeting explaining how to vote during the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to be held on May 21, 2025

On or about April 4, 2025, we will begin mailing a Notice of Internet Availability of Hasbro’s Proxy Materials to shareholders informing them that this Proxy Statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024 and voting instructions are available, free of charge, at https://investor.hasbro.com/financial-information/annual-meeting. As described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials.

By Order of the Board of Directors,

Tarrant Sibley

Executive Vice President, Chief Legal Officer &

Corporate Secretary

April 4, 2025

In this Proxy Statement, the terms “Hasbro,” “the Company,” “we,” and “our” refer to Hasbro, Inc., and the terms “Board” and “Board of Directors” refer to the Board of Directors of Hasbro, Inc. Unless otherwise stated, information presented in this Proxy Statement is based on Hasbro’s fiscal year. This Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated into this Proxy Statement by reference.

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our strategy, the ability to achieve our financial and business goals and objectives, the proposals contained herein, and other corporate goals, commitments, and strategies. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Proxy Statement Highlights

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement before voting.

Annual Meeting Information

Date and Time 11:00 a.m. Eastern Time Wednesday, May 21, 2025	Record Date Thursday, March 27, 2025	Location Online at meetnow.global.com/M9CJTDM

Meeting Agenda and Recommendation of the Board of Directors

Agenda Item	Board Recommendation	Page Number

Proposal 1 Election of Ten (10) Directors	“FOR ALL” Hasbro director nominees	1

Proposal 2 Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	“FOR”	59

Proposal 3 Ratification of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal 2025	“FOR”	60

How to Vote

Vote Right Away Through Advance Voting Methods

BY INTERNET	Go to the website identified on the enclosed proxy card or voting instruction form.

BY PHONE	Call the number on the enclosed proxy card or voting instruction form.

BY MAIL	Sign, date and return the enclosed proxy card or voting instruction form in the accompanying pre-addressed envelope.

Vote During the Meeting

See the instructions below in our Q&A about the Proxy Materials and the Annual Meeting explaining how to vote during the meeting.

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2024 Overview

Playing to Win

Hasbro, Inc. (“Hasbro”) is a leading game, intellectual property (“IP”), and toy company whose mission is to create joy and community through the magic of play. With over 100 years of history, we deliver play-centered, partner-scaled experiences to kids, families, and fans of all ages around the world, through physical and digital games, toys, licensed consumer products, location-based entertainment, film, TV and more.

Using our franchise-first approach, we unlock value from both new and legacy IP, including MAGIC: THE GATHERING, DUNGEONS & DRAGONS, MONOPOLY, HASBRO GAMES, NERF, TRANSFORMERS, PLAY-DOH and PEPPA PIG, as well as premier partner brands. Powered by our portfolio of iconic brands and a diversified network of partners and subsidiary studios, we bring fans together wherever they are, from tabletop to screen.

For more than a decade, Hasbro has been consistently recognized for its corporate citizenship, including being named one of the 100 Best Corporate Citizens by 3BL Media, a 2025 JUST Capital Industry Leader, one of the 50 Most Community-Minded Companies in the U.S. by the Civic 50, and a Brand that Matters by Fast Company.

Our Strategy

Games, IP, and toys each play an important role in driving our play-focused mission. Toys are often the first handshake we have with consumers, providing an opportunity for fans of all ages to enjoy our brands. Games offer consumers additional channels to experience our brands, both in traditional format and through digital games. Licensing our intellectual property and strategic partnerships provide further opportunities to extend the reach of our brands across digital games, consumer products categories, entertainment, location-based experiences, and more. We believe our diversified portfolio positions us to extend our reach with consumers, meeting them where they are, and to deliver long-term profitable growth.

We are Playing to Win. In 2025, we launched our refreshed strategy “Playing to Win” to refocus the Company on play and partnership. Through play-fueled brand engagement and partner scaled co-investment, we plan to expand our consumer reach as a games, IP, and toy company. We have set goals and objectives to be one of the most profitable and diverse toy and game companies globally, powered by multi-segment and multi-generational franchises. To significantly extend our consumer reach and drive for revenue and profit growth, we are focusing on five key strategic building blocks:

•	Profitable Franchises: Focus on improving the fundamentals of profitable, play-focused brands, through innovation, partnership, operational excellence, managed cost-discipline and retail execution.

•	Aging Up: Expand our consumer base and drive play and collectible experiences for fans of all ages, recognizing that consumers aged 13 and above are gaining purchase share.

•	Everyone Plays: Engage across the play spectrum to where we under-index and capture new consumers across demographics and markets.

•	Digital and Direct: Embrace new ways to engage with our consumers through video games, digital technology and direct-to-consumer interactions.

•	Partner Scale: Capitalize on our partners’ investments and scale to enhance our brands through strategic relationships and licensing arrangements.

Our Business: Games, IP, and Toys. We operate in three lines of business: games, IP, and toys, each playing a role in driving our play-focused mission.

Games	IP – Licensing & Entertainment	Toys

Our high profit, high growth investment center. As consumers embrace digital, our games portfolio offers new channels to express our brands.	Our capital-lite, partner scale opportunity. Licensing drives our brands across consumer product categories, screens and experiences.	Our first handshake with consumers; a cash generative business in a category driven by brands, innovation and licenses.

As a Company, we believe we possess a number of competitive advantages, including: 1) a broad and deep brand portfolio rooted in play; 2) one of the biggest and most diverse licensing businesses in the world; and 3) a profitable games business anchored by MAGIC: THE GATHERING, MONOPOLY, DUNGEONS & DRAGONS, and Hasbro gaming classics.

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Our competitive advantages reinforce one another. Our toy and game brands fuel our licensing business. Our licensing business benefits from external capital and marketing investments which strengthen our brands and our bottom line. Our games business adds further strength to our balance sheet giving us the investment dollars to upgrade core capabilities like design, supply chain, and marketing and gives us new ways to expand our brands’ consumer reach, particularly in digital.

Operational Excellence: Transforming Hasbro. We are midway through a turnaround. Over the past two years our transformation initiatives have focused on:

•

Divestiture of our eOne film and TV business, which returned “play” to the center of our mission and investment priorities, ultimately reducing content spend by over 90%, while increasing the number of entertainment projects in development based on our brands.

•	Reducing complexity across the business, including significantly lowering SKU count, decreasing owned inventory levels and reducing the cost structure.
•	Reinvigorating licensing and expanding into new partnerships across toys, gaming and experiences.
•	Accelerating digital initiatives and digitally-orientated partnerships.
•	Right-sizing the organizational structure.

Now we are continuing to transform the business by upgrading our systems and talent with an emphasis on:

•	Supply chain excellence to continue improving predictability, costs and services across the network.
•	Accelerating product innovation and design to improve quality of our products, reduce time to market, and lower costs.
•	Process and systems modernization across IT, accounting, finance and HR.
•	Adoption of AI and digital solutions to innovate, improve operational efficiency, and go to market digitally.

Fiscal 2024 Results

We finished 2024 with momentum, led by another record year in our Wizards of the Coast and Digital Gaming segment behind growth in licensed and digital gaming and strong performance in MAGIC: THE GATHERING. We had record adjusted operating margin, exceeding 20% on a company-wide basis, due primarily to favorable business mix, cost-savings and reduction in close-out sales. Our full-year revenues and our consumer products segment were down in line with expectations.

Full Year 2024 Highlights

- Total Hasbro revenue decline of 17%; Revenues declined 7% excluding the eOne divestiture
- Wizards of the Coast and Digital Gaming segment grew 4% behind growth in Licensed and Digital Gaming and solid performance in MAGIC
- Consumer Products declined 12%; growth in licensed consumer products offset by softer volume, exited brands and reduced closeouts
- Delivered ~$370M of gross savings and $227M of net cost savings; both owned and retail inventory remain at healthy levels
- Adjusted operating profit improvement reflects the lap of 2023 non-recurring inventory costs, favorable business mix and cost savings
- Delivered $847M of operating cash; reduced debt by $83M and returned $390M of cash to shareholders via the dividend
- EPS growth from improved operations, business mix and tax rate favorability

	REPORTED	ADJUSTED
Net Revenue	$4,136M -17%	$4,136M -17%
Operating Profit	$690M >+100%	$839M +76%
Operating Margin	16.7%	20.3%
Net Earnings	$386M +$1,875M	$563M +$214M
Earnings Per Diluted Share	$2.75	$4.01
EBITDA	$831M >+100%	$1,058M +49%

As adjusted figures are non-GAAP measures. A reconciliation of non-GAAP financial measure can be found on Appendix A attached to this Proxy Statement.

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Board Matters

Proposal 1 — Election of Directors

The following table summarizes information about each of the ten (10) director nominees nominated by your Board, including their current committees of the Board. Detailed information about each of your Board’s nominees, including their background, skills and areas of expertise, can be found below under the heading “Election of Directors (Proposal 1)”. Your Board of Directors unanimously recommends that you vote “FOR ALL” your Board’s director nominees. Blake Jorgensen will retire from the Board and will not be standing for re-election at the Annual Meeting due to other commitments.

Name and Principal Occupation	Age*	Director Since	Independent	Audit	Comp	Finance	Nom/Gov

Hope F. Cochran Managing Director of Madrona Venture Group	53	2016	✓

Christian P. Cocks Chief Executive Officer of Hasbro	51	2022

Lisa Gersh Outside Advisor; Former Chief Executive Officer of Alexander Wang	66	2010	✓

Frank D. Gibeau President of Zynga at Take-Two Interactive	56	2024	✓

Elizabeth Hamren Chief Executive Officer of Ring, Inc.	53	2022	✓

Darin S. Harris Chief Executive Officer of Goddard Systems, LLC; Former Chief Executive Officer of Jack in the Box, Inc.	56	2024	✓

Owen Mahoney Former Chief Executive Officer and President of Nexon Co. Ltd.	58	2024	✓

Laurel J. Richie Independent Branding Consultant; Former President of Women’s National Basketball Association	66	2020	✓

Richard S. Stoddart Chair of the Board of Hasbro and Former President and Chief Executive Officer of InnerWorkings, Inc.	62	2014	✓

Mary Beth West Senior Advisor – McKinsey & Co.; Former Senior Vice President, Chief Growth Officer of The Hershey Company	62	2016	✓

*

Age and Committee memberships are as of April 4, 2025. Committee assignments and chairs, including the appointment of a new Audit Committee chair, are expected to be reviewed and updated following the Annual Meeting.

Chair:	Member:	Audit Committee Financial Expert:

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Profile of the Board’s Nominees for Director

The Board’s nominees are balanced by experience, age, gender and tenure. The Board’s nominees are a skilled, knowledgeable and diverse group, with each member contributing and having his or her voice heard while supporting and appropriately challenging management. The Nominating, Governance and Social Responsibility Committee and the Board believe the mix of experience, expertise, and perspectives on the Board serves to strengthen management and our Company.

The Board’s nominees for director consist of proven leaders with experience across a wide range of industries, including digital gaming, consumer products and consumer brands, with a significant amount of turnaround and operational experience, giving us a diverse set of skills, viewpoints and expertise.

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Shareholder Engagement

We regularly engage with our shareholders on our strategy and performance, as well as financial, compensation, corporate governance and other Environmental, Social and Governance (ESG) matters. We do this as part of our commitment to build relationships, discuss and receive feedback on our strategy, be responsive to shareholders and ensure that our actions are informed by the viewpoints of our investors.

Our shareholder engagement efforts are conducted year-round. In addition to discussions just before our annual meeting, we initiate discussions during a quieter period several months before, typically in the fourth quarter, reaching out to our largest shareholders.

Board members, such as the independent chair or chair of one of the Board committees, are made available to participate in some of these discussions. We believe that positive, two-way dialogue builds informed relationships that promote transparency and accountability. Management provides written and oral updates on the discussions with shareholders to the Board, which considers shareholder perspectives, as well as the interests of all stakeholders, when overseeing company strategy, formulating governance practices and designing compensation programs.

In addition to our year-round engagement, as we have done for many years, we proactively extended an invitation to our top 25 shareholders (holding in aggregate approximately 58% of our outstanding shares) to meet and we had discussions with those who accepted our invitation. This year we covered a variety of topics, with a primary focus on the actions we have taken in response to shareholder feedback over the past year, as well as our director refreshment, director composition, skill-sets, director on-boarding and evaluation process, our executive compensation plans, pay competitiveness, corporate governance, our ESG disclosure, programs and priorities, and business strategy, risks and opportunities.

Key Actions Taken in the Past Year Considering Shareholder Feedback

Strategic Review and Progress

•	Continued to refine overall business strategy, with a focus on gaming, IP and toys.
•	Continued progress to deliver $750 million in annual gross cost-savings by end of fiscal 2025.
•	Ended the year with a cleaner balance sheet, leaner cost structure and improved operational rigor.
•	Reduced long-term debt by $83 million in 2024.

Governance Changes

•

We continued our board refreshment with the retirement of three longer-tenured directors and the addition of three new directors with chief executive officer, digital gaming and consumer products experience.

•	Completed an independent third-party board effectiveness assessment in 2024.
•	Added human capital and talent oversight to the remit of the Compensation and Talent Committee.
•	Added cybersecurity and data privacy oversight to the remit of the Audit Committee.

Compensation Changes

•	Continued program to reward performance based on key financial metrics:
-	Short-Term Incentive: Revenue, operating profit dollars and operational excellence cost-savings.
-	Long-Term Incentive: Cumulative EPS over a three-year period with a TSR modifier.

ESG Updates

•	Reported that our Science Based Targets for 2030 and 2050 have been validated.
•	Reviewed key updates to our ESG progress report, which was released in 2024.

We believe that “play” is a human right, and we understand our influence as a leading toy maker comes with great responsibility to ensure children’s safety - physically, mentally and emotionally. During shareholder engagement, we discussed how our business impacts children’s human rights. We believe that the well-being of children globally is inextricably linked to the success of our company. Our commitment to respecting the human rights of children is implemented through our high ethical standards and our deep and long-standing commitment to product safety

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and quality products. The recently adopted Corporate Sustainability Reporting Directive (“CSRD”) and Corporate Sustainability Due Diligence Directive (“CSDDD”) regulations from the European Union will require certain companies with operations in the EU to report on social and environmental impacts, opportunities and risks - aligning them more closely to business activities and financial performance - and to conduct human rights and environmental due diligence of our operations, including assessment of certain of our policies, practices and products. We are beginning the work of complying with the CSRD and are monitoring the applicability and timing of CSDDD regulations to our business. We plan to report the results of the human rights and environmental due diligence of our business in compliance with these regulations when required.

Environmental, Social and Governance

ESG starts with our Board, with specific oversight by our Nominating, Governance and Social Responsibility Committee of the Board (“Governance Committee”). ESG topics, such as climate and sustainability, human rights and ethical sourcing, are regular agenda items at Governance Committee meetings. The Governance Committee analyzes these issues and makes recommendations to the full Board. In addition, the Audit Committee of our Board oversees SEC and public disclosures in specific matters, such as conflict minerals and enterprise risk. The full Board receives regular updates regarding our ESG progress. And our CEO and the Executive Leadership Team (“ELT”) regularly review our ESG performance, progress and opportunities. Our ELT and members of our global corporate sustainability team meet several times a year to ensure management oversight of the Company’s ESG strategy, impact and performance. This group sets the direction for our global ESG strategy and ensures the integration of ESG throughout the organization and supply chain.

Focus Area: Climate and Sustainability

•	We are working to reduce our environmental footprint through innovation and continuous improvement of our operations.
•	The Science-Based Targets Initiative (“SBTi”) has validated our greenhouse gas emission reductions targets.
•	We continue our industry-first toy recycling program in partnership with TerraCycle.
•	We continue our work to integrate the climate risk identification and mitigation into our overall enterprise risk management process and into our preparation work for CSRD.

Focus Area: Human Rights and Ethical Sourcing

Our Human Rights and Ethical Sourcing program is dedicated to ensuring that facilities involved in the production of our toys, games and licensed consumer products comply with our Global Business Ethics Principles. The program is designed to ensure fair and safe working conditions; fairness, dignity and respect for workers; and supplier engagement to ensure strong safety, health and environmental performance.

For more information on our ESG activities, please see our CSR website at https://csr.hasbro.com/en-us/esg-reports.

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Executive Compensation

Proposal 2 — Advisory Vote on Compensation of Named Executive Officers

Our Board of Directors recommends that shareholders vote, on an advisory basis, to approve the compensation paid to our named executive officers (“NEOs”) as described in this Proxy Statement. Our compensation programs embody a pay-for-performance philosophy that supports our business strategy and closely aligns executive interests with those of our shareholders. Our shareholders supported our Say-on-Pay votes in the last three years, with favorable votes from 87.6%, 91.4% and 88.0% of the shares voted at the 2024, 2023 and 2022 Annual Meetings, respectively. Highlights of our compensation programs for 2024 and our compensation best practices follow. Detailed information about this proposal can be found below under the heading “Shareholder Advisory Vote on Compensation for Named Executive Officers (Proposal 2)” and “Compensation Discussion and Analysis”.

2024 Executive Compensation Program Elements

Type of Annual Cash Compensation

Base Salary	• Fixed compensation • Set at a market competitive level, in light of individual experience and performance

Annual Incentive Awards

•  Performance-based

•  Aligns management behavior with maximizing shareholder value

•  Tied to company and business area achievement against stated annual financial and strategic goals

•  Performance measures evaluated

-  Total Net Revenues

-  Operating Profit Dollars

-  Operational Excellence Program - Cost-savings

•  Individual Performance Adjustment: Designed to enable us to reward for strategic and operating performance not captured by the financial metrics listed by allowing the Committee to adjust the payouts down to 0% or up to +35% based on individual performance

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2024 Executive Compensation Program Elements

Type of Annual Long-Term Incentive Compensation

Performance Share Units

•  Represented 50% of annual target equity award value for our CEO and other NEOs, excluding new hire awards

•  Earned based on challenging long-term three-year goals requiring sustained strong operating performance

•  Tied to achievement of EPS targets over a 3-year performance period

•  Adjusted +/- 25% by a TSR Modifier compared to S&P 500 companies

Restricted Stock Units

•  Represented 50% of annual target equity award value for our CEO and the other NEOs, excluding new hire awards

•  Vest in three equal annual installments over the first three anniversaries of the grant date

•  Provides appropriate retention to executives while continuing to align with shareholder interests through stock price performance

Our Auditors

Proposal 3 — Proposal to Ratify the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year

You are being asked to vote to ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2025. Detailed information about this proposal can be found below under the heading “Proposal to Ratify the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year (Proposal 3).”

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Election of Directors (Proposal 1)

The Board of Directors unanimously recommends a vote “FOR ALL” of the following Board nominees at the 2025 Annual Meeting:

Hope F. Cochran Christian P. Cocks Lisa Gersh	Frank D. Gibeau Elizabeth Hamren Darin S. Harris Owen Mahoney	Laurel J. Richie Richard S. Stoddart Mary Beth West

At the Annual Meeting, you will be asked to elect ten (10) directors at the Annual Meeting. All of the directors elected at the Annual Meeting will serve until the 2026 Annual Meeting of Shareholders (the “2026 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Shareholders cannot vote “FOR” more than ten (10) directors at the Annual Meeting.

Based upon the Company’s criteria for nominations of directors to the Board and the unanimous recommendation of the Nominating, Governance and Social Responsibility Committee, the Board unanimously determined to nominate Hope F. Cochran, Christian P. Cocks, Lisa Gersh, Frank D. Gibeau, Elizabeth Hamren, Darin S. Harris, Owen Mahoney, Laurel J. Richie, Richard S. Stoddart and Mary Beth West for election by shareholders to serve until the 2026 Annual Meeting. Each nominee has consented to being named in the proxy statement and serving as a director if elected.

Under Article II, Section 2.6 of Hasbro’s Second Amended and Restated By-laws (“By-Laws”), the affirmative vote of a majority of votes cast with respect to each director nominee will be required for the nominee to be elected. A majority of votes cast means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee. Abstentions will not be counted as votes cast either for or against the nominees.

If you submit a validly executed proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the Board’s recommendation with respect to the proposal. Should any of the Board’s nominees be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies named on the proxy card may vote for a replacement nominee recommended by the Board of Directors, or the Board may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board knows of no reason why any of the Board’s nominees would not be able to serve as a director if elected.

Election of Board Nominees

In considering candidates for election to the Board, the Nominating, Governance and Social Responsibility Committee and the Board consider a number of factors, including:

•	past and current employment, experience and overall qualifications;

•	skills, expertise and involvement in areas that are of importance to the Company’s business;

•	the Board’s and the Company’s strategic focus;

•	business ethics and professional reputation;

•	other board experiences;

•	business, financial and strategic judgment; and

•	the desire to have a well-balanced Board that represents a mix of backgrounds, perspectives and expertise and reflects our broad consumer and fan demographics.

Each of the Board nominees for election to the Board at the Annual Meeting has served in senior positions at complex organizations and has demonstrated a successful track record of strategic, business and financial planning, execution and operating skills in these positions. In addition, each of the Board nominees has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a large multinational company.

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The following highlights certain skills, experience and characteristics possessed by the Board nominees for election to the Board and explains what we mean when referring to experience. Further information on each nominee’s qualifications is provided below in the individual biographies. In addition to the skills listed below, our nominees for election as directors each have experience with oversight of risk management, as described below under “Role of the Board in Risk Oversight.”

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Nominees for Election as Directors

The following sets forth certain biographical information regarding each of the Board’s director nominees as of April 4, 2025, as well as particular experience, qualifications, attributes or skills (beyond those indicated in the preceding charts), which led the Company’s Board to conclude that the nominee should serve as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

Hope F. Cochran Age: 53 Director Since: 2016 Committees: • Audit • Financial and Capital Allocation (Chair)

EXPERIENCE

Hope F. Cochran is a Managing Director at Madrona Venture Group, a technology-focused venture capital group. Prior to joining Madrona in January 2017, Ms. Cochran was the Chief Financial Officer of King Digital Entertainment, the creator of Candy Crush and other successful mobile games, from 2013 to 2016, where she helped drive the company’s business and revenue growth, guided the Company’s IPO and successfully completed a $5.9 billion acquisition by Activision. From 2005 to 2013, Ms. Cochran was a financial executive at Clearwire, Inc., serving as Chief Financial Officer from 2011 to 2013.

QUALIFICATIONS

•  Extensive experience spanning more than 20 years as a senior financial executive in the digital gaming, technology, telecom and venture capital industries.

•  Significant knowledge and experience regarding development of digital content and gaming businesses.

•  International business expertise in managing global teams, and talent in managing, growing and overseeing global businesses.

•  Substantial experience as a chief financial officer and overseeing financial and accounting issues for public companies.

OTHER CURRENT PUBLIC COMPANY BOARDS • MongoDB, Inc. - Audit Committee Chair
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS • New Relic, Inc.

Christian P. Cocks Age: 51 Director Since: 2022 Committees: • None

EXPERIENCE

Chris Cocks has served as Chief Executive Officer of Hasbro since February 2022. Prior to that, he served as President and Chief Operating Officer of Wizards of the Coast and Digital Gaming since 2021 and prior to that served as President of Wizards of the Coast since 2016, when he joined Hasbro from Microsoft. During his 14 years at Microsoft, Mr. Cocks led a global sales and technical engagement team as Vice President, OEM Technical Sales and served in product management and marketing leadership positions at MSN and Xbox Games, where he worked on hit franchises like HALO and FABLE.

QUALIFICATIONS

•  Highly strategic leader, who understands how to create and nurture brands and digital game franchises to drive fan and consumer connection across channels.

•  Architect of Hasbro’s recently unveiled Playing to Win strategy.

•  Ability to channel gaming, product and storytelling passion into consumer experiences — across gaming, consumer products and entertainment.

•  Under his leadership as CEO of Hasbro, led the company to record operating profit margin in 2024.

•  Under his executive leadership as President and CEO of Wizards of the Coast, doubled global revenue in under five years, surpassing $1 billion in 2021.

•  Unique vision, skill and experience in tabletop and digital gaming, combined with extensive omni-channel experience and proven track record

•  Responsible for vision behind Baldur’s Gate 3, a DUNGEONS & DRAGONS-based role-playing game released in 2023 that has received multiple awards, including game of the year at the 10th Annual Game Awards, and Monopoly Go!, one of the most successful mobile games of all time.

OTHER CURRENT PUBLIC COMPANY BOARDS None
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

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Lisa Gersh Age: 66 Director Since: 2010 Committees: • Compensation and Talent (Chair) • Nominating, Governance and Social Responsibility

EXPERIENCE

Lisa Gersh is an outside advisor to companies investing in the media space. She previously served as the Chief Executive Officer of Alexander Wang (a global fashion brand) from October 2017 to October 2018. Ms. Gersh served as the Chief Executive Officer of Goop, Inc. (a lifestyle publication curated by Gwyneth Paltrow) from 2014 to 2016, and President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (an integrated media and merchandising company) from 2012 to 2013.

QUALIFICATIONS

•  Extensive experience in the media, branded products and entertainment industries, including television, digital entertainment and publishing.

•  Operating and executive positions with multiple leading media and brand-driven companies, including as Chief Executive Officer of Alexander Wang, Chief Executive Officer of Goop, Inc., President and Chief Executive Officer of Martha Stewart Living Omnimedia and President and co-founder of Oxygen Media.

•  Expertise in business and strategic planning, in media, retail, brand-driven and entertainment industries, including the cable television and digital industries.

•  Skilled and highly knowledgeable in marketing and branding, media trends and in building global brand-driven businesses.

OTHER CURRENT PUBLIC COMPANY BOARDS • MoneyLion Inc. - Nominating and Corporate Governance Committee Chair - Compensation Committee
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS • Establishment Labs Holdings Inc.

Frank D. Gibeau Age: 56 Director Since: 2024 Committees: • Finance and Capital Allocation

EXPERIENCE

Frank D. Gibeau has served as President of Zynga, Inc., a wholly-owned publishing and development label of Take-Two Interactive Software, Inc. since May 2022. He served as CEO of Zynga from 2016 to 2022, and is a mobile, PC, and console gaming industry expert with 30 years of experience in interactive entertainment. As Zynga’s CEO, Gibeau led the company’s turnaround and transition to rapid growth, in large part, due to optimizing live services and fortifying the company’s portfolio of popular franchises, including Toon Blast, Empires and Puzzles, CSR Racing, Words With Friends, and Zynga Poker. Prior to joining Zynga in 2016, Mr. Gibeau spent more than two decades at Electronic Arts where he held several influential business and product leadership roles. Most recently, he served as the Executive Vice President of EA Mobile, where he led strategy, product development, and publishing for the company’s fast-growing mobile games business.

QUALIFICATIONS

•  Executive leadership in digital gaming.

•  Significant turnaround experience.

•  Extensive leadership experience in a public company, including as chief executive officer.

•  Extensive public accounting, finance, and internal control experience.

•  Deep knowledge of corporate strategy, product development and brand building.

OTHER CURRENT PUBLIC COMPANY BOARDS • Yeti Holdings Inc. - Audit Committee - Compensation Committee
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS • Zynga, Inc.

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Elizabeth Hamren Age: 53 Director Since: 2022 Committees: • Compensation

EXPERIENCE

Elizabeth Hamren has served as Chief Executive Officer of Ring, Inc., an Amazon smart doorbell and home security company, since March 2023. Prior to that she served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, from December 2021 to March 2023. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.

QUALIFICATIONS

•  Extensive management experience at world-class companies, including leading digital companies.

•  Extensive background in engineering, product management, marketing and operations for subscription-based technology products and gaming companies.

•  Expert in consumer tech products, including leading product and engineering for Xbox hardware and the Xbox Game Pass subscription service prior to leading the overall Ring business including a 50 product portfolio and video monitoring subscription service.

•  Proven track record in leading companies to growth in user base, including direct experience launching and scaling some of the most popular consumer technology and subscription-based services in the world.

OTHER CURRENT PUBLIC COMPANY BOARDS • LegalZoom.com, Inc. - Audit Committee - Compensation Committee
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

Darin S. Harris Age: 56 Director Since: 2024 Committees: • Audit • Nominating, Governance and Social Responsibility

EXPERIENCE

Darin S. Harris has served as Chief Executive Officer of Goddard Systems, LLC, which operates The Goddard School franchise system, since March 2025. Previously, he served as Chief Executive Officer of Jack in the Box Inc. from June 2020 until March 2025. Prio to that, he was chief executive officer of North America for flexible working company, IWG PLC, Regus, North America, from April 2018 to May 2020. From August 2013 to January 2018, Mr. Harris served as Chief Executive Officer of CiCi’s Enterprises LP. Mr. Harris also previously served as Chief Operating Officer for Primrose Schools from October 2008 to July 2013.

QUALIFICATIONS

•  Strong executive leadership skills and experience growing businesses.

•  Significant experience in brand strategy, operations, franchising, sales and business development.

•  Former public company chief executive officer.

•  Extensive senior leadership experience in both public and private companies, including strategy and business transformation.

•  Deep knowledge of consumer preferences that translate into increased business lifetime value.

OTHER CURRENT PUBLIC COMPANY BOARDS None
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS • Jack in the Box, Inc.

5

Owen Mahoney Age: 58 Director Since: 2024 Committees: • Audit • Finance and Capital Allocation

EXPERIENCE

Owen Mahoney served as President and Chief Executive Officer of Nexon Co. Ltd. from March 2014 until March 2024. He joined Nexon in 2010 and served as Chief Financial Officer and Chief Administrative Officer until 2014, responsible for managing the Company’s finances, global operations, investments and strategic alliances. Previously, Mr. Mahoney was Senior Vice President of Corporate Development at Electronic Arts from 2000 to 2009, where he was responsible for worldwide mergers and acquisitions and business development, and led all acquisitions and equity investments. Prior to that, Mr. Mahoney held executive positions at online and software companies in the U.S. and Asia, including PointCast, Claris Japan and Radius.

QUALIFICATIONS

•  Experienced executive leader, including as a former public company chief executive officer.

•  Expertise in digital gaming and technology and the operation of online games.

•  Extensive experience in finance, global operations, investments, and strategic alliances.

•  Extensive leadership experience in business development.

•  Significant knowledge of artificial intelligence and machine learning as it relates to games and entertainment.

OTHER CURRENT PUBLIC COMPANY BOARDS • Logitech International S.A.
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS • Nexon Co. Ltd (listed on the Tokyo Stock Exchange)

Laurel J. Richie Age: 66 Director Since: 2020 Committees: • Compensation and Talent • Nominating, Governance and Social Responsibility

EXPERIENCE

Laurel J. Richie has been an independent leadership and branding consultant since 2015. Prior to her current role, Ms. Richie served as President of the Women’s National Basketball Association LLC (“WNBA”) from May 2011 to November 2015. Prior to her appointment as President of the WBNA in 2011, she served as Chief Marketing Officer of Girl Scouts of the United States of America from 2008 to 2011. From 1984 to 2008, she held various positions at Ogilvy & Mather, including Senior Partner and Executive Group Director and founding member of the agency’s Diversity Advisory Board. Ms. Richie is a former Trustee of the Naismith Basketball Hall of Fame and the Dartmouth College Board of Trustees where she served as chair from 2017-2021. She currently serves as a consultant to Fortune 100 c-suite executives on matters of personal leadership and corporate culture.

QUALIFICATIONS

•  Significant executive management and leadership experience, together with strategic and operational expertise.

•  Extensive experience and skills in global marketing and brand-management skills.

•  Deep experience in developing senior leaders.

•  Strong background in building corporate culture and management teams.

OTHER CURRENT PUBLIC COMPANY BOARDS

•  Bright Horizons Family Solutions Inc.

-  Audit Committee

-  Nominating and Corporate Governance Committee Chair

•  Synchrony Financial

-  Nominating and Corporate Governance Committee

-  Management Development and Compensation Committee Chair

FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

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Richard S. Stoddart Age: 62 Director Since: 2014 Chair of the Board Since: 2022 Committees: • Compensation and Talent • Nominating, Governance and Social Responsibility

EXPERIENCE

Richard S. Stoddart has served as Hasbro’s Chair of the Board since February 2022. Prior to that, he served as Hasbro’s interim Chief Executive Officer from October 2021 to February 2022, following the passing of the Company’s former Chairman and CEO, Brian Goldner. Mr. Stoddart is the former President and Chief Executive Officer of InnerWorkings, Inc. (a global marketing execution firm), serving in that role from 2018 until 2020 when Innerworkings, Inc. was acquired. Mr. Stoddart was the Chief Executive Officer of Leo Burnett Worldwide from February 2017 to 2018, the Chief Executive Officer of Leo Burnett North America from 2013 to 2016 and the President of Leo Burnett North America from 2005 to 2013.

QUALIFICATIONS

•  Extensive experience in the advertising, marketing and communications industries, including in television, digital, social media, point-of-sale, packaging and print, and in building global brands and businesses.

•  As the former Chief Executive Officer of InnerWorkings, the largest global marketing execution company, Mr. Stoddart became recognized for his strategic and commercial leadership of the company, investor and analyst communications, and financial stewardship as well as his expertise in all facets of marketing execution and marketing supply chain management.

•  In his prior role as Chief Executive Officer of one of the world’s largest advertising agencies, Mr. Stoddart was recognized for his leadership in the development and integration of shopper, digital, social and mobile capabilities as part of a company’s overall marketing and brand strategy.

•  Possesses knowledge, expertise and experience regarding branding and brand building, marketing and marketing strategy across media platforms, including in traditional advertising, digital advertising and social media; expertise in media planning, launching branded content and products; expertise in marketing production, logistics and execution; and expertise in media trends and strategic planning for businesses building content-driven brands.

OTHER CURRENT PUBLIC COMPANY BOARDS • Altria Group, Inc. - Audit Committee - Innovation Committee - Nominating, Corporate Governance and Social Responsibility Committee
FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS • Innerworkings, Inc. • Selina PLC

Mary Beth West Age: 62 Director Since: 2016 Committees: • Finance and Capital Allocation • Nominating, Governance and Social Responsibility (Chair)

EXPERIENCE

Mary Beth West has served as a senior advisor to McKinsey & Co. for the past four years. Prior to that, she served as Senior Vice President, Chief Growth Officer of The Hershey Company from May 2017 until January 2020. Ms. West served as Executive Vice President, Chief Customer & Marketing Officer of J.C. Penney Company from 2015 through March 2017. From 2012 to 2014, she was the Executive Vice President, Chief Category & Marketing Officer for Mondelez International, Inc. Prior thereto, from 1986 to 2012, she served in various financial roles of increasing responsibility and culminating in her role as the Chief Marketing Officer for Kraft Foods, Inc.

QUALIFICATIONS

•  Extensive experience and expertise in marketing, brand building, managing global franchises, understanding and applying consumer insights, and developing compelling retail and sales experiences.

•  Possesses expertise in strategic and operational planning and execution, skill in managing global teams and a proven track record in delivering top tier consumer experiences and in building global brands.

•  Significant experience in developing growth strategies for complex consumer brand organizations, through use of insights, analytics, marketing, innovation, and research and development.

•  Deep experience in growing some of the world’s best known consumer brands through creative consumer engagement.

•  Extensive P&L management experience leading business up to $3 billion in revenue.

OTHER CURRENT PUBLIC COMPANY BOARDS

•  Albertsons Companies

-  Compensation Committee

-  Finance Committee Chair

-  Governance, Compliance and ESG Committee

•  Lowes Companies, Inc.

-  Compensation Committee

-  Sustainability Committee Chair

FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

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Board Committees

Our Board of Directors has four standing committees:

•	Audit
•	Compensation and Talent
•	Finance and Capital Allocation
•	Nominating, Governance and Social Responsibility

The members of each of our required committees, namely Audit, Compensation and Talent, and Nominating, Governance and Social Responsibility, are all independent directors, as defined by the rules of The NASDAQ Stock Market (“Nasdaq”) and our Standards for Director Independence (“Independence Standards”). Additionally, all members of our Audit Committee meet the additional SEC and Nasdaq independence and experience requirements applicable specifically to audit committee members, and all members of our Compensation and Talent Committee satisfy the additional Nasdaq independence requirements specifically applicable to compensation committee members. The Chair of each committee regularly reports to the Board of Directors on committee deliberations and decisions. Each committee’s charter is posted on our website at https://hasbro.gcs-web.com/corporate-governance. The contents of our website are not incorporated by reference into this Proxy Statement.

The principal functions of each committee, together with the committee composition and number of meetings held in 2024, are set forth in the table below. We expect to update the committee composition and chairs during 2025 to reflect the retirement of Blake Jorgensen from the Board at the Annual Meeting.

Committee	Principal Function	Number of Meetings in 2024	2024 Committee Members (as of year-end)

Audit

•  Directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor.

•  Assists the Board in its oversight of:

- the integrity of the Company’s financial statements, including management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements;

- the Company’s compliance with legal and regulatory requirements;

- review and understanding of developing public disclosure requirements, such as those in relating to climate change and sustainability and cybersecurity matters;

- the Company’s programs, governance, systems, controls and procedures relating to cybersecurity, data privacy and data protection;

- the independent auditor’s qualifications and independence; and

- performance of the Company’s internal audit function and internal auditor.

		11	Blake J. Jorgensen (Chair)† Hope F. Cochran† Darin S. Harris† Owen Mahoney† † The Board determined that this person qualifies as an Audit Committee Financial Expert under applicable SEC rules

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Committee	Principal Function	Number of Meetings in 2024	2024 Committee Members (as of year-end)

Compensation and Talent

•  Responsible for establishing and overseeing the compensation policies, arrangements and plans of the Company with respect to senior management, including all executive officers.

•  Oversight of the Company’s incentive compensation and equity-based plans, including authorization to make grants and awards under the Company’s employee stock incentive performance plan.

•  Shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

•  Review and discuss with management the Company’s talent and human capital management practices, including recruitment, leadership, talent and career development, succession planning, culture, employee engagement and retention.

		8	Lisa Gersh (Chair) Elizabeth Hamren Laurel J. Richie Richard S. Stoddart

Finance and Capital Allocation	• Assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, capital allocation decisions, use of funds, investments, financial and risk management and proposed significant transactions. • Reviews short and long-term financing plans, including debt and equity financings and use of securitization facilities. • Reviews capital structure, capital allocation priorities, metrics, hurdle rates and underlying assumptions in capital allocation decisions. • Reviews use of funds for investments, dividends and share repurchases and acquisitions.	5	Hope F. Cochran (Chair) Frank D. Gibeau Blake J. Jorgensen Owen Mahoney Mary Beth West

Nominating, Governance and Social Responsibility	• Identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board on possible additions to the Board and on the director nominees for election at the Company’s annual meeting. • Oversees and makes recommendations regarding the governance of the Board and its committees.	6	Mary Beth West (Chair) Lisa Gersh Darin S. Harris Laurel J. Richie Richard S. Stoddart

9

Role of the Board in Risk Oversight

The Board of Directors is actively involved in risk oversight for the Company. Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, the efforts of the various committees of the Board are instrumental in this process. Each committee, generally through its Chair, regularly reports back to the full Board on the conduct of the committee’s functions. The Board, as well as the individual Board committees, also regularly speaks directly with key officers and employees of the Company involved in risk assessment and risk management.

Set forth below is a description of the role of the various Board committees, and the full Board, in risk oversight for the Company.

COMMITTEE	RISK OVERSIGHT

Audit

•  Assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks.

•  Oversees, on behalf of the Board, financial reporting, tax, and accounting matters, climate, sustainability, conflict minerals, cybersecurity and other SEC related reporting.

•  Oversight of the Company’s risk exposures in cybersecurity and data privacy and the steps management takes to identify, assess, monitor and mitigate such exposures.

•  Oversees, on behalf of the Board, the Company’s internal controls over financial reporting.

•  Key role in oversight of the Company’s compliance with legal and regulatory requirements.

Compensation and Talent

•  Assists the Board in oversight of the compensation programs for the Company’s executive officers.

•  Ensures that the performance goals and metrics being used in the Company’s compensation plans and arrangements align the interests of executives with those of the Company and its shareholders and maximize executive and Company performance, while not creating incentives on the part of executives to take excessive or inappropriate risks.

•  Assists the Board in risk oversight of the Company’s key strategies, initiatives, programs, practices and performance outcomes related to human capital management, including with respect to recruiting, talent development, education and training, retention, and workforce demographics, as well as management succession and employment practices (other than within the purview of the Nominating, Governance and Social Responsibility Committee).

Finance and Capital Allocation

•  Reviews and discusses with management the Company’s financial risk management activities and strategies, including with respect to foreign currency, credit risk, interest rate exposure and the use of hedging and other techniques to manage these risks.

•  As part of its review of the operating budget and strategic plan, the Finance and Capital Allocation Committee reviews major capital allocation decisions and business risks to the Company and the Company’s efforts to manage those decisions and risks.

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COMMITTEE	RISK OVERSIGHT

Nominating, Governance and Social Responsibility

•  Assists the Board in its oversight of the Company’s governance policies and structures, management and director succession planning, ESG, inclusion and belonging, human capital management and issues related to health, safety and the environment and sustainability, as well as risks and efforts to manage risks to the Company in those areas.

Board

•  The full Board regularly reviews the efforts of each of its committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, including emerging risks such as artificial intelligence, and the Company’s efforts to manage those risks.

The Board and its committees receive periodic reports from internal and external advisors on risks to the organization. These reports come from the functional leaders across the organization. The Company’s compliance team, sustainability team and internal audit team also provide regular reports to our Board and its committees. The internal audit team presents a regular enterprise risk assessment to the Audit Committee, which is shared with the Board. In addition, other areas, such as cybersecurity and privacy risk, are assessed by third parties who report to the Audit Committee and the full Board. Members of our disclosure committee receive and provide reports on risks identified, and review material risks that could rise to the level of public disclosure.

Director Compensation

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2024. Mr. Cocks, the Company’s Chief Executive Officer, served on the Board during fiscal 2024. However, Mr. Cocks did not receive any compensation for his Board service in fiscal 2024 while performing duties as an officer of the Company.

Name	Fees Earned or Paid in Cash (a)	Stock Awards (b)(c)	Option Awards (b)(c)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

Hope F. Cochran	$151,272	$175,000	$0	N/A	$0	$326,272

Lisa Gersh	$0	$331,823	$0	N/A	$0	$331,823

Frank D. Gibeau	$87,408	$201,923	$0	N/A	$0	$289,331

Elizabeth Hamren	$116,272	$175,000	$0	N/A	$0	$291,272

Darin S. Harris	$99,508	$201,923	$0	N/A	$0	$301,431

Blake J. Jorgensen	$147,522	$175,000	$0	N/A	$0	$322,522

Owen Mahoney	$99,508	$201,923	$0	N/A	$0	$301,431

Laurel J. Richie	$122,522	$175,000	$0	N/A	$0	$297,522

Richard S. Stoddart	$272,522	$175,000	$0	N/A	$0	$447,522

Mary Beth West	$127,522	$175,000	$0	N/A	$0	$302,522

(a)

Includes amounts which are deferred by directors into the interest account under the Deferred Compensation Plan for Non-Employee Directors, as well as interest earned by directors on existing balances in the interest account. Does not include the amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, which amounts are reflected in the Stock Awards column.

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(b)

Please see note 15 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 29, 2024, for a detailed discussion of the assumptions used in valuing stock awards.

In addition to reflecting the grant date fair value for stock awards made to the directors (this expense for the director stock award in 2024 was $175,000 per director continuing service on the Board), the stock awards column also includes, to the extent applicable, the (i) amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors and (ii) a 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors on all amounts deferred by such director into the Company’s stock unit account under that plan.

No stock options were granted to any of the non-employee directors in 2024.

(c)	The non-employee directors who were serving on the Board at that time held the following outstanding stock awards and stock units outstanding under the Deferred Plan as of December 29, 2024.

Name	Outstanding Stock Awards	Outstanding Stock Units

Hope F. Cochran	0	0

Lisa Gersh	35,110	40,958

Frank D. Gibeau	0	0

Elizabeth Hamren	0	0

Darin S. Harris	0	0

Blake J. Jorgensen	0	0

Owen Mahoney	0	0

Laurel J. Richie	10,476	0

Richard S. Stoddart	23,034	16,147

Mary Beth West	13,631	0

The outstanding stock awards consist of the aggregate number of non-employee director stock grants that the director elected to defer the receipt of any such shares until his or her retirement from the Board. To the extent a director did not defer the stock award, it is not included in the table and the shares have already been issued to the director. Each director was given the option, prior to the beginning of the year of grant, to receive the shares subject to the upcoming annual grant either at the time of grant, or to defer receipt of the shares until the person retires from the Board.

Current Director Compensation Arrangements

In structuring the Company’s director compensation, the Nominating, Governance and Social Responsibility Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of our shareholders. As part of its review of director compensation, the Nominating, Governance and Social Responsibility Committee reviews external director compensation market studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining highly qualified directors.

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All members of the Board who are not otherwise employed by the Company (“non-employee directors”) receive annual cash retainers for service on the Board and its committees. Below is a summary of the cash retainers for service in 2024.

Annual Retainers	Amount ($)

Annual Base Board Retainer	$95,000

Annual Retainers (in addition to Annual Base Board Retainer)

• Chair of Board	$150,000

• Chair of Audit Committee	$40,000

• Chair of Compensation and Talent Committee	$35,000

• Chair of Finance and Capital Allocation Committee	$30,000

• Chair of Nominating, Governance and Social Responsibility Committee	$20,000

• Audit Committee Member (other than Chair)	$20,000

• Compensation and Talent Committee Member (other than Chair)	$15,000

• Finance and Capital Allocation Committee Member (other than Chair)	$12,500

• Nominating, Governance and Social Responsibility Committee Member (other than Chair)	$12,500

No meeting fees were paid for attendance at meetings of the full Board or committees.

In May of every year, the Company anticipates issuing to each non-employee director that number of shares of Common Stock which have a set fair market value (based on the fair market value of the Common Stock on the date of grant). In fiscal 2024, the director stock grants had grant date fair market values of $175,000. These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock that they hold, including shares obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $475,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $475,000, as long as they continue to hold at least $475,000 worth of Common Stock. Board members may defer receipt of these shares under the Restated 2003 Stock Incentive Performance Plan, as amended, until their separation of service. An amount equal to the dividends paid on the number of shares of Common Stock deferred is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid, and such amount is paid after separation of service.

Pursuant to the Deferred Compensation Plan for non-employee directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board and committee retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. The Company offers this program as a means for our directors to increase their economic exposure to the value of our stock without having to buy shares in the public market, which may not always be practicable as a result of blackout periods and other restrictions on trading in our securities.

Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would

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have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death, total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan in the interest account will be paid out in cash after termination of service as a director. Compensation deferred in the stock unit account will be paid out in shares of Common Stock after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

The Company also offers a matching gift program for its Board members pursuant to which the Company will match charitable contributions, up to a maximum yearly Company match of $5,000, made by Board members to qualifying non-profit organizations and academic institutions.

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Governance of the Company

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of the Board and Hasbro’s senior management team to the Company’s shareholders. We review our corporate governance principles and practices on a regular basis. Set forth below is a summary of our key governance principles and practices.

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s officers, employees and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses issues such as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company officers, employees and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at https://hasbro.gcs-web.com/corporate-governance. Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at https://hasbro.gcs-web.com/corporate-governance.

Director Independence

Hasbro’s Board has adopted Independence Standards in accordance with Nasdaq’s corporate governance listing standards. The Independence Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor. The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. The Independence Standards are available on Hasbro’s website at https://hasbro.gcs-web.com/corporate-governance.

The Board has determined in accordance with our Independence Standards, that all of our non-employee directors are independent and have no relationships which impact an independence determination under the Company’s Independence Standards. The only member of the Company’s Board who was determined not to be independent was Chris Cocks, the Company’s Chief Executive Officer. Of the ten (10) Board nominees for director at the Annual Meeting, nine (9) are independent, with Mr. Cocks being the only non-independent nominee.

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Board Leadership Structure

We separate the roles of Chair of the Board and CEO. The Chair of the Board is elected by the Board on an annual basis. The Chairperson presides at all meetings of shareholders and chairs all meetings of the Board of Directors. In addition, the Chairperson performs all duties which may be required by law and such other duties as specified by the Board. The Chairperson’s duties typically include:

•

working with the members of the Board and management to develop agendas and meeting schedules for Board and Committee meetings and to structure Board discussions around key strategic and other matters;

•	assuring there is sufficient time for Board discussion and that perspectives of all Board members are heard and considered;

•	reviewing and approving information and materials to be sent to the Board;

•	meeting and consulting with major shareholders when requested as part of the Company’s shareholder outreach programs and when otherwise requested by such shareholders;

•

regularly consulting with the Chair of the Nominating, Governance and Social Responsibility Committee and other Committee Chairs on matters related to corporate governance, Board performance and Board responsibilities; and

•	facilitating the retention of outside advisors for the Board as needed.

If the Chairperson is not an independent director, the Board will appoint a Lead Independent Director with such duties as may be prescribed from time to time.

Voting Standard for Director Elections

The Company has a majority vote standard for the election of directors in uncontested director elections, coupled with a director resignation policy for those directors who do not receive a majority vote. A plurality vote standard applies to contested director elections.

In an election of directors that is not a contested election (as defined below), when a quorum of shareholders entitled to vote is present, each nominee to be elected by shareholders will be elected if the votes cast “FOR” such nominee exceed the votes cast “AGAINST” such nominee. In cases where as of the tenth (10th) day preceding the date on which the Company first mails its notice of meeting, for the meeting at which directors are being elected, the number of nominees for director exceeds the number of directors to be elected (referred to as a “contested election”), when a quorum of shareholders entitled to vote is present, each nominee to be elected by shareholders shall be elected by a plurality of the votes cast.

In an election that is not a contested election, in order for an incumbent director to become a nominee for re-election to the Board, such person must submit an irrevocable resignation, contingent on both that person not receiving a “FOR” vote that exceeds the “AGAINST” vote cast and acceptance of that resignation by the Board in accordance with the policies and procedures of the Board adopted for such purpose. In the event an incumbent director fails to receive a “FOR” vote that exceeds the “AGAINST” vote in an election that is not a contested election, the Company’s Nominating, Governance and Social Responsibility Committee shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director.

The Board shall act on the resignation, taking into account the recommendation of the Nominating, Governance and Social Responsibility Committee, and publicly disclose (by filing an appropriate disclosure with the SEC) its decision regarding the resignation and, if such resignation is rejected, the rationale for that decision, within sixty (60) days following the final certification of the vote at which the election was held. The Nominating, Governance and Social Responsibility Committee in making its recommendation, and the Board in making its decision, may each consider all factors and information that they consider relevant and appropriate. Both the Nominating, Governance and Social Responsibility Committee, in making their recommendation, and the Board in making its decision, with respect to any given nominee who has not received the requisite vote in an election that is not a contested election, will act without the participation of the nominee in question.

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Director Outside Board Service

The Company has a policy providing that Board members may not serve on the boards of directors of more than a total of four public companies (including the Company’s Board) and/or registered investment fund families. If the director is also a sitting chief executive officer of a public company, the director may not serve on more than one other public company board or registered investment fund family board, in addition to the Company’s Board. And, if the director is an executive chair of a public company, the director may not serve on the board of more than two other public companies and/or registered investment fund families. Any director whose service on boards exceeds the limits as a result of a private company becoming public, is given up to twelve (12) months to comply with this policy.

The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee.

Before accepting a seat on the board of another public company, the director is required to notify the Chair of Nominating, Governance and Social Responsibility Committee to avoid potential conflicts of interest, as well as to assist in the determination of whether the aggregate number of directorships and attendant responsibilities held by a director would interfere with such director’s ability to properly discharge his or her duties to the Company. The Chair and committee review the request and determine compliance with the Company’s over-boarding policy. Additionally, as part of the nomination process for board members, the Nominating, Governance and Social Responsibility Committee reviews the director’s annual questionnaire, including independence, and outside board responsibilities and time commitments. Each of the Company’s Board nominees is in compliance with the outside board service limitations.

Director Orientation and Continuing Education

New directors receive an orientation to assist them in their roles as Board and committee members. Orientation includes subjects such as board governance and operation, Company history, strategic plans, business operations, financial position and legal and regulatory environment. Management also provides information on an ongoing basis to assure that Board members are aware of the business, legal and other developments necessary to fulfill their role. We also make available outside educational opportunities as the Board deems relevant and appropriate. New directors are assigned a mentor on the Board to facilitate the director’s on-boarding.

Annual Evaluation for the Board and Board Committees

Every year the entire Board, as well as each of the committees of the Board, conduct a self-evaluation process. This process includes each director and each committee member submitting confidential feedback on the performance of the Board, as well as on the performance of each committee on which they serve. The feedback is then collected and reviewed and discussed by the applicable committees, as well as the entire Board of Directors. This feedback informs changes the Board and the committees consider making to their processes and areas of review for the next year.

In addition to the self-evaluation process, periodically the Board engages an independent third-party to perform an external review. In 2024, the Board engaged a third-party to conduct a comprehensive board evaluation, which included surveying and interviewing all members of the Board and certain members of management, observing board meetings, assessing board composition, reviewing key documents and running workshops focused on Board culture and behaviors. The third party identified key strengths of the Board and made recommendations for potential enhancements to the Board’s operation and functions.

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Board Tenure

Although the Company does not have a formal policy with respect to Board tenure, the Board does seek to keep a balance of tenures to provide continuity of understanding of the business, long-term succession planning, corporate governance best practices and meaningful onboarding of new directors, including educating new directors with respect to the Company’s business, while also providing for new perspectives brought to bear by new Board members. The Board generally targets a mix of tenures in which roughly one-third of the Board members have been on the Board for a relatively short period of time, one-third for a medium period of time, and one-third for a longer period of time. Although that is a general target, the composition of Board tenures may vary over time for many factors, including the availability of appropriate director candidates or the importance of continuity during leadership transitions, such as the appointment of a new CEO.

Proxy Access

We have adopted a “proxy access” procedure in our By-Laws. Our proxy access bylaw allows a shareholder or a group of up to 20 shareholders, that has maintained continuous ownership of at least 3% of the voting power of the Company’s outstanding voting stock for at least 3 years, to include nominees for election to the Board of Directors in the Company’s proxy statement. Subject to compliance with the requirements of the proxy access By-Law provisions, the shareholder or group of shareholders may include director nominees for up to the greater of (i) 20% of the Board, rounded down to the nearest whole number, or (ii) 2 nominees.

Share Retention Requirements

The Company has share ownership guidelines which apply to all officers and certain employees at or above the most Senior Vice President level and establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances. The Company also requires employees at those levels to retain a portion of any net shares realized from stock vesting or option exercises during the five-year period an executive has to achieve their stock ownership requirement until the executive’s ownership requirement level is satisfied. Until the applicable ownership level is achieved, the executive is required to retain an amount equal to at least 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the executive following such executive becoming subject to the policy. Once the required stock ownership level is achieved, the executive is required to maintain the stock ownership level for as long as the executive is employed by the Company and is subject to the policy.

Equity Awards Subject to Double Trigger Following a Change in Control

Under the Company’s Restated 2003 Stock Incentive Performance Plan, as amended, all awards are subject to a double trigger change in control provision. This means that rather than vesting automatically upon a change in control of the Company, such awards will only vest following a change in control if the award recipient’s employment with the Company is terminated under specified circumstances.

Clawback Policy

Under the Board-approved Clawback Policy, all equity and non-equity incentive plan compensation granted by the Company is subject to this Clawback Policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then the Company will recover from all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to

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the restatement, any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements. In the event the officer’s misconduct, violation of Company policy or fraud contributed to the need for a restatement, then the Company will use reasonable efforts to recover up to 100% of the affected incentive compensation. In addition to the foregoing, the Company has adopted further clawback provisions than required under the Dodd-Frank Act. Specifically, the Company will use reasonable efforts in the event of a restatement to recover from any other current or former employee who is not an executive officer who received incentive compensation during the impacted period due to the person’s negligence, misconduct, wrongdoing or a violation of any of the Company’s rules or of any applicable legal or regulatory requirements in the course of the such employee’s employment by, or otherwise in connection with, the Company; or a breach of a fiduciary duty to the Company or its shareholders by such employee. The Company’s Clawback Policy is filed as an exhibit to the Company’s Form 10-K.

Policy Prohibiting the Pledging or Hedging of Company Stock

Under the Company’s Board approved Global Insider Trading Policy, pledges or hedges of Company stock by directors, officers or other employees on a prospective basis is prohibited. The Board believes this policy furthers the interest of shareholders by ensuring that directors, officers and employees have the same economic incentives as shareholders and that equity held by directors, officers and employees will not be sold in situations beyond the control of the director, officer or employee.

Board Meetings and Director Attendance at the Annual Meeting

During 2024, the Board held eleven (11) meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2024 and (ii) the meetings of any committees held during their tenure as members of such committees during 2024. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders in person or virtually unless conflicts prevent them from attending. All members of the Board attended the 2024 Annual Meeting of Shareholders.

Director Retirement Age

The Board has established a target retirement age of 72. Normally, a director who has reached this age will serve out his or her current term and not stand for re-election at the end of that term. However, the Board recognizes that from time to time there may be unusual circumstances where exceptions need to be made to this general rule to retain needed continuity and expertise, or for other business reasons.

Succession Planning

The Board devotes significant time establishing, reviewing and discussing the succession plans for the CEO and each of his direct reports as well as the talent pipeline leading to those positions, part of building a diverse and inclusive workforce. The Board, the Compensation and Talent Committee and the Nominating, Governance and Social Responsibility Committee are involved in succession planning, as well as our Chief Executive Officer and other members of management. The Board drives the succession planning for the position of CEO. The Board, working with the CEO, members of management and outside advisors, oversees succession planning for certain other senior management positions. To assist the Board, senior management reports to the Board on management development and succession planning for the CEO and other members of senior management. In identifying successors, the Company has historically considered both internal and external candidates.

Succession planning is among the Board’s top priorities and is included in the annual goals for executive management. Mr. Cocks, as CEO, is responsible for providing a regular talent update to the Board and Compensation and Talent Committee. Further, the Board and the Nominating, Governance and Social Responsibility Committee continue to regularly review in-depth succession plans, considering long-term, medium-term and short-term options. The Board also has exposure to internal succession candidates through their periodic participation in Board meetings and/or engagement outside of Board meetings.

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Insider Trading Policy
We have a Board-approved Global Insider Trading Policy governing the transactions in our securities by our directors, officers and employees, and other related persons and entities, that are designed to promote compliance with insider trading laws, rules, and regulations. More specifically, it is the policy of the Company that no director, officer or other employee of the Company who is aware of material nonpublic information relating to the Company may, directly or through family members or other persons or entities, (a) engage in transactions in securities of the Company (other than pursuant to a pre-approved
trading plan that is adopted and operated in compliance with SEC Rule
10b5-1),
or engage in any other action to take personal advantage of that information, or (b) pass that information, or make a recommendation to engage in transactions in the Company’s securities that is influenced by material nonpublic information, on to others outside the Company, including family and friends. It is also the Company’s policy to comply with all applicable securities and state laws (including appropriate approvals by the Board of Directors or appropriate committee, if required) when engaging in transactions in Company securities.
It is the policy of the Company that no director, officer or other employee of the Company who, in the course of working for the Company, learns of material nonpublic information about another company or another entity, including, without limitation, a company with which the Company does business, including a customer or supplier of the Company, may (a) engage in transactions in that company’s securities until the information becomes public or is no longer material, or (b) pass that information on to others outside the Company, including family and friends, or make a recommendation to engage in transactions in the other company’s or entities’ securities that is influenced by material nonpublic information.
We have a
pre-clearance
policy that applies to executive officers, and members of the Board of the Company and other designated employees of the Company who, although not executive officers, regularly become aware of earnings information or other potentially material nonpublic information about the Company. Under this policy directors and executive officers of the Company, and any other employees designated as being subject to the Company’s pre-clearance
procedures, together with any of their family members who live in their household or whose transactions in Company securities are under their influence or control, and any trusts or other entities controlled by any such persons, may not engage in any transaction in the Company’s securities without first obtaining pre-clearance
of the transaction from the Legal Department.

Additional Availability of Corporate Governance Materials
In addition to being accessible on the Company’s website, https://investor.hasbro.com/corporate-governance, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the four committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Chief Legal Officer and Corporate Secretary, c/o Hasbro, Inc., 1027 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02861.

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Compensation and Talent Committee Report

The following section of this Proxy Statement, entitled “Compensation Discussion and Analysis,” contains a discussion regarding the objectives of the Company’s executive compensation programs, how those programs drive Company performance and a review of the processes and program elements used by the Compensation and Talent Committee to attract and retain executive talent, align the interests of the executive team with those of the Company’s shareholders, create a strong linkage between pay and performance, maximize the business results of the Company and enhance shareholder value.

The Compensation and Talent Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows this report. Based on its review and discussions with management, the Compensation and Talent Committee recommended to the Company’s full Board, and the full Board has approved, the inclusion of the Compensation Discussion and Analysis in this Proxy Statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 29, 2024.

Report issued by the members of the Compensation and Talent Committee as of the Company’s 2024 fiscal year end.

Lisa Gersh (Chair)

Elizabeth Hamren

Laurel J. Richie

Richard S. Stoddart

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Compensation Discussion and Analysis

Executive Summary

In the following Compensation Discussion and Analysis (“CD&A”), we describe our approach to the executive compensation programs and our compensation decisions for 2024 for the following Named Executive Officers (“NEOs”).

Name	Title

Chris Cocks	Chief Executive Officer

Gina Goetter	Chief Financial Officer and Chief Operating Officer

John Hight	President, Wizards of the Coast and Digital Gaming

Tim Kilpin	President, Toys, Board Games, Licensing and Entertainment

Matt Austin	Chief Revenue Officer

2024 Performance Overview

Fiscal year 2024 was a year of continued transformation for our business and we delivered tangible results from our initiatives. We focused our efforts on strategic investments in our most valuable and profitable franchises across games, licensing, toys and entertainment. We also made significant progress in our cost-savings initiatives and further strengthened our leadership team with industry veterans and turnaround experts.

2024 Financial Results

We finished 2024 with momentum, led by another record year in our Wizards of the Coast and Digital Gaming segment, continued success in licensing, and operating profit improvement across the Company.

•

Full year Hasbro revenue declined 17% driven primarily by the divestiture of eOne Film and TV; excluding this impact, revenue declined 7%. Growth of 4% in the Wizards of the Coast and Digital Gaming segment was offset by declines in Consumer Products (-12%) and Entertainment (-88%, or -4% excluding the eOne divestiture).

•

Operating profit of $690 million and operating margin of 16.7% includes $149 million of costs for acquired intangible amortization, loss on disposal of business, and costs associated with the Company’s transformation.

•

Adjusted operating profit of $839 million (+$362 million vs. 2023) and adjusted operating margin of 20.3% (+10.8 points vs. 2023), driven by the lap of 2023 non-recurring inventory costs, favorable business mix and cost-savings.

•

For our Wizards of the Coast and Digital Gaming segment, Operating profit increased 20% and operating margin of 41.8% was 5.7 points higher than last year due to digital licensing revenue mix, productivity gains and lower royalty expense.

•

For our Consumer Products segment, Operating margin of 4.5% and adjusted operating margin of 6.0% was driven by lapping Q4 2023 non-recurring inventory costs, cost-savings and supply chain productivity.

•	Reported net earnings of $2.75 per diluted share; adjusted net earnings of $4.01 per diluted share benefiting from improved operations, business mix and tax favorability.

•	Delivered $370 million of gross cost-savings and $227 million of net cost-savings.

•	Hasbro owned inventory was down 17% versus prior year.

•	Paid $390 million in cash dividends to shareholders and reduced debt by $83 million.

•	Operating cash flow of $847 million vs. $726 million in the prior year driven by improved profitability and working capital.

A reconciliation of our GAAP to non-GAAP financial results can be found in Appendix A to this Proxy Statement.

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2024 Business Results, Operational Excellence and Leadership Changes

•

MAGIC: THE GATHERING had a solid year, nearly matching 2023’s record despite fewer set releases. Modern Horizons 3, Bloomburrow, and Duskmourn led performance in tent-pole sets with backlist and Secret Lair demand also exceeding expectations.

•

Digital licensing growth was led by Monopoly Go! from our partners at Scopely, Inc., closing the year with a successful TV campaign and the launch of Tycoon Club. We also continued to see strong sales of Baldur’s Gate 3 after its successful release in 2023 by our partners at Larian Studios.

•	For DUNGEONS & DRAGONS, we celebrated the brand’s 50th Anniversary with the 2024 Players Handbook and Dungeon Master’s Guide, both top selling products in D&D’s history.

•	In our Consumer Products segment, we delivered solid performance from BEYBLADE and TRANSFORMERS led by innovation and the animated film Transformers One with our partners at Paramount.

•	Licensing in our Consumer Products segment grew primarily due to strong sales of MY LITTLE PONY trading cards.

•	Our toys business had improved profitability behind supply chain productivity and lean inventory management.

In 2024, we continued to execute on our operational excellence program, an ongoing enterprise-wide cost-savings initiative that includes targeted cost-savings, supply chain transformation and certain other restructuring actions designed to drive growth and enhance shareholder value. Since this program was initiated in 2022, as of the end of fiscal 2024, we have delivered approximately $600 million of gross cost-savings and $320 million of net cost-savings.

On July 18, 2024, we announced the appointment of John Hight as the new President of Wizards of the Coast and Digital Gaming. Mr. Hight previously served as Senior Vice President and General Manager of the Warcraft Franchise at Blizzard Entertainment, overseeing all development and commercial activities for World of Warcraft, Hearthstone, and Warcraft Rumble. Mr. Hight replaced Cynthia Williams, former President and Chief Operating Officer of Wizards of the Coast and Digital Gaming, who departed on April 26, 2024 to pursue a role as chief executive officer of another company.

On July 18, 2024, we also announced the appointment of Holly Barbacovi, a seasoned HR leader, as our new Executive Vice President and Chief People Officer. Ms. Barbacovi previously served as Wizards of the Coast’s Vice President of Human Resources from 2016 to 2020. She rejoined Hasbro from Bungie, where she served as Chief Operating Officer.

Matt Austin, our former Chief Revenue Officer, transitioned into an advisory role at the beginning of fiscal year 2025.

2025-2027 Mid-Range Guidance

In February 2025, following the announcement of our “Playing to Win” long-term strategy described earlier in this Proxy Statement, we provided our mid-range objectives through 2027 to achieve an average of mid-single digit revenue growth and 50-100 basis points of annual operating profit margin improvement. By 2026, we project our gross debt to adjusted EBITDA ratio to stand at 2.5x. And by 2027 our operational excellence program is expected to deliver $1 billion of gross cost-savings. Our compensation plans through 2027 will be designed to help support achievement of those objectives. This guidance was based on the anticipated impact of US tariffs on imports from China and potential tariffs on Mexico and Canada imports as announced on February 1, 2025, and reflects mitigating actions we plan to take including leveraging the strength of our supply chain and potential pricing actions. It does not reflect any further tariff actions by the US or other countries after February 1, 2025, as the impacts of such actions remain uncertain.

2024 Compensation Plan Design

To ensure the success of our strategy for long-term shareholder value creation, we believe it is critical to align our executive compensation program with our short and long-term strategic and financial goals.

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Our 2024 annual incentive plan contained key financial and non-financial performance metrics, which the Committee believed captured the most important aspects of the top and bottom-line performance of the Company as well as the Company’s change in strategic direction and transformation efforts. For Corporate functions, the metrics included total net revenue (weighted at 40%), operating profit dollars (weighted at 40%) and a strategic metric relating to our transformation efforts, most notably specific targets for cost-savings (weighted at 20%). For the business area participants, the Committee determined to use revenue and operating profit dollars for the business area, each weighted at 40%, and a similar metric around performance against our strategic goals for the Company (weighted 20%) stressing the importance of the Company’s transformation and cost-savings efforts.

Starting in 2024, the metrics for performance share unit awards, which represented 50% of total LTI for our CEO and other NEOs, were revised to focus on performance metrics which the Committee believed captured the most important aspects of the Company’s long-term performance and best aligned with shareholder value creation. For the 2024 awards, the Committee chose Diluted Earnings Per Share (EPS) (weighted at 100%), which is then subject to +/- 25% modifier based on the Company’s relative Total Shareholder Return (TSR) performance versus the S&P 500 TSR comparator group.

In 2024, the Committee undertook a rigorous review of both the short-term and long-term performance goals as a result of several factors including, the divestiture of the eOne business at the conclusion of 2023 and strategic decisions to out-license certain brands, particularly in the toy business, and forecasted decline in the toy industry in 2024. The emphasis on our out-licensing business was and continues to be a key aspect of our strategy to focus on our profitability by embracing the strengths of our partners, even though these types of activities may have a short-term effect on revenues. As discussed further in the Annual Incentive Compensation section below, these items resulted in revenue goals being set at values lower than prior year performance which the Committee felt was appropriate given the circumstances.

2024 Compensation Decisions Aligned with Performance

With respect to the 2024 annual incentive plan, the Committee reviewed the performance of the Company and its business areas against the annual incentive plan targets for fiscal year 2024. The Total Hasbro metrics payout factor for awards under the 2024 annual incentive plan, as approved by the Committee, was 125% of target. The Committee reviewed the base incentive awards that would have been received by the NEOs using the Company and business area performances. In determining final amounts for the NEO’s, the Committee considered the NEO’s individual performance and contribution to the Company’s transformation efforts, refined strategy and focus areas and cost reduction measures intended to position the Company for future success.

With respect to our long-term incentive awards, a payout of 17% was achieved for the 2022-2024 performance share units. See “Long-Term Incentive Compensation — PSU Awards” below.

The payouts under the annual incentive plan and LTI program further evidence our pay-for-performance alignment.

Shareholder Engagement

We engage with our major shareholders on a regular basis. We do this as part of our commitment to build relationships, discuss and receive feedback on our business strategy, be responsive to shareholders and ensure that our actions are informed by the viewpoints of our investors. Our shareholders supported our Say-on-Pay votes in the last three years, with favorable votes of 87.6%, 91.4% and 88.0% of the shares voted at the 2024, 2023 and 2022 Annual Meetings, respectively.

In addition to our year-round engagement, as we have done for many years, in 2024 and early 2025, we again extended an invitation to our top 25 shareholders (holding in aggregate approximately 58% of our outstanding shares) to meet and we had discussions with those who accepted our invitation (representing approximately 24% of our outstanding shares). This year we covered a variety of topics, with a primary focus on the actions we have taken in response to shareholder feedback over the past year, as well as our director refreshment, director on-boarding and evaluation process, our executive compensation plans, pay competitiveness, corporate governance, and business strategy, risks and opportunities. The feedback we received from our shareholders was discussed by our Board and its committees. Shareholders we spoke to indicated that they were supportive of our program design to reward performance based on key financial metrics, which in 2024 included:

•	revenue, operating profit dollars and operational excellence cost-savings for our short-term incentive plan; and

•	cumulative Earnings Per Share (EPS) over a three-year period with a relative TSR modifier for our long-term incentive plan.

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Based on our continuing dialogue with our significant shareholders and the strong support we have seen in our Say-on-Pay vote, we believe our compensation program reflects the views of our shareholders and strongly drives our pay for performance objectives.

Executive Compensation Program Structure and Alignment with Performance

The Committee has implemented a carefully structured executive compensation program that is tightly linked to long-term shareholder value creation. The program incorporates a combination of short-term and long-term forms of compensation that are structured to incentivize company performance and the achievement of corporate and business unit objectives the Committee believes are critical to driving sustained long-term shareholder value. At the same time, the program incorporates elements that ensure the Company attracts and retains top executive talent with the creativity, innovation, drive and diverse skills in branded-play, digital gaming, licensing, consumer products, and entertainment that are critical to the successful execution of our strategy. As our strategy evolves, such as our recently announced “Playing to Win” strategy, the Committee reviews the compensation program to ensure that it supports the strategy of the Company and enables us to attract and retain key talent to execute on our strategy.

In support of this linkage to long-term shareholder value creation, a significant portion of the total compensation opportunity for our CEO and our other NEOs is variable and performance-based.

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The following summarizes the components of our 2024 compensation program for our NEOs.

Compensation Program Elements

2024 Executive Compensation Program Elements

Type of Annual Cash Compensation

Base Salary	• Fixed compensation • Set at a market competitive level, in light of individual experience and performance

Annual Incentive Awards

•  Performance-based

•  Aligns management behavior with maximizing shareholder value

•  Tied to company and business area achievement against stated annual financial and strategic goals

•  Performance measures evaluated

-  Total Net Revenues

-  Operating Profit Dollars

-  Operational Excellence - Cost-savings

•  Individual Performance Adjustment: Designed to enable us to reward for strategic and operating performance not captured by the financial metrics listed by allowing the Committee to adjust the payouts down to 0% or up to +35% based on individual performance

Type of Annual Long-Term Incentive Compensation[1]

Performance Share Units

•  Represented 50% of annual target equity award value for our CEO and other NEOs

•  Earned based on challenging long-term three-year goals requiring sustained strong operating performance

•  Tied to achievement of EPS over a 3-year performance period

•  Adjusted +/- 25% by a TSR Modifier compared to S&P 500 companies

Restricted Stock Units

•  Represented 50% of annual target equity award value for our CEO and other NEOs

•  Vest in three equal annual installments over the first three anniversaries of the grant date

•  Provides appropriate retention to executives while continuing to align with shareholder interests through stock price performance

[1]	Annual Long-Term Incentive Compensation above excludes new hire awards.

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Executive Compensation Philosophy and Objectives

The Committee regularly reviews compensation practices to best align our compensation programs with shareholder interests, company strategy and best practices. The Committee’s fundamental objectives with our executive compensation program are to:

•

Attract, develop and retain talented executives who can contribute significantly to the achievement of the Company’s goals and deliver results in keeping with our mission to create joy and community through the magic of play.

•	Align the interests of the Company’s executives with the short, medium and long-term goals of the Company and its shareholders and other stakeholders.

•	Instill a pay-for-performance culture; a substantial portion of the compensation opportunity for the NEOs is composed of variable, performance-based compensation elements.

•	Reward superior performance by the Company, and its business units, as well as superior individual performance.

•

Accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program, including by managing reasonable levels of dilution and annual share usage when granting equity-based compensation.

The Committee believes it is critical to have a robust succession planning and management development process and seasoned talent ready to deploy into key executive positions, and our compensation programs are designed to support these objectives.

The Committee structures the Company’s compensation program in a way it believes appropriately aligns pay with performance without encouraging excessive risk taking or other behavior on the part of executive officers that is not in the Company’s best interests.

Our goal is to position total target direct compensation for our NEOs within a market competitive range that reflects the individual’s performance, criticality to the business, experience and future potential. For more information on the peer group used to benchmark our NEO’s compensation, please see below under the heading “Compensation Process — Peer Group and Benchmarking to the Market.”

All equity and non-equity incentive plan compensation is subject to the Board-approved Clawback Policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then the Company will recover from all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements. Additionally, in the event the officer’s misconduct, violation of Company policy or fraud contributed to the need for a restatement, then the Company will use reasonable efforts to recover up to 100% of the affected incentive compensation. See “Corporate Governance - Clawback Policy” above for more information.

Strong Compensation Governance Practices

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Compensation Process

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from various sources, including:

•	The Compensation and Talent Committee (the “Committee”);

•	The full Board;

•	The Committee’s independent compensation consultant, Meridian Compensation Partners LLC (“Meridian”);

•	The Company’s Chief Executive Officer;

•	The Company’s Executive Vice President and Chief People Officer; and

•	Market studies and other comparative compensation information.

All final decisions regarding the performance and compensation and retention programs for the Company’s executive officers, including the NEOs, are made by the Committee. The performance and compensation package for the Company’s Chief Executive Officer is also reviewed and approved by the full Board, without the Chief Executive Officer being present.

In structuring the various compensation elements, the Company and Committee review each element on both an individual basis and in totality as part of an overall compensation package. This process includes reviewing tally sheets for each of the executive officers that set forth total target direct compensation, and within that total summarize the target level for each element and the portion of total target direct compensation comprised of the various compensation elements.

For NEOs other than the CEO, the CEO makes recommendations to the Committee for each executive’s compensation package. The Committee then discusses these recommendations with the CEO, both with and without the presence of the Company’s Executive Vice President and Chief People Officer. The Committee further reviews and discusses all recommendations in executive session and, as part of these discussions, the Committee discusses the recommendations with representatives from Meridian.

Peer Group and Benchmarking to the Market

In designing the fiscal 2024 executive compensation program, the Committee reviewed certain market data as a market check for each of the NEO’s, including: (i) base salary; (ii) total target cash compensation (comprised of base salary and target short-term incentive award); and (iii) total target direct compensation (comprised of base salary, target short-term incentive award and target long-term incentive award). This market information is one element reviewed by the Committee in setting compensation targets.

As the Company has developed into a leading game, intellectual property and toy company, the companies with which Hasbro competes for executive talent is intense and the skills and expertise required of Hasbro’s executives is diverse and continues to evolve with our refreshed strategy. The Company competes with a broad range of companies that focus on digital gaming, licensing intellectual property brands, consumer products and entertainment, in the hiring and retention of executives.

The Committee, with the assistance of its independent compensation consultant, annually reviews the compensation peer group. Our peer group for 2024 included the following companies:

Activision Blizzard, Inc.	Live Nation Entertainment, Inc.	Spin Master Corp.	The J.M. Smucker Company

Crocs, Inc.	Mattel, Inc	Take-Two Interactive Software, Inc.	Topgolf Callaway Brands Corp.

Electronic Arts, Inc	Roblox Corp.	The Hershey Company	Under Armour, Inc.

In light of Microsoft’s acquisition of Activision Blizzard during 2024, as part of the overall market review of the peer group, the Committee, with assistance from its independent consultant, reviewed the compensation peer group and added iHeartMedia, Inc. for 2025 to ensure the peer group remained appropriate from a size standpoint and a reasonable sample size.

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Role of the Independent Compensation Consultant

In reviewing and establishing the fiscal 2024 compensation program for the Company’s executive officers, the Committee received input and recommendations from representatives from Meridian, an independent compensation consultant. Meridian was retained by, and reports directly to, the Committee. Meridian advised the Committee with respect to the Committee’s review of the Company’s executive compensation programs and provided additional information as to whether the Company’s proposed executive compensation programs were competitive, fair to the Company and the executives, reflected strong alignment between pay and performance, provided appropriate incentive to and retention of the executives and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. Meridian did not provide any other services to Hasbro in 2024.

The Committee recognizes that it is essential to receive objective advice from compensation consultants that are independent. Therefore, the Committee maintains a policy requiring an annual assessment of compensation consultant independence based on NASDAQ’s requirements. The Committee concluded that Meridian was independent and had no conflicts of interest or other relationships that may impair their independence during their service to the Committee.

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Executive Compensation Elements

The NEOs receive a mix of fixed and variable compensation. The following discussion summarizes the various elements of the executive compensation program.

Base Salary

The Company’s philosophy is to review base salaries annually or more often if circumstances warrant. Increases in executive base salaries are considered: (i) in the event of increases in responsibility; (ii) to maintain competitiveness with market compensation offered to executives with similar responsibilities, expertise and experience in other companies the Company considers to be comparable to and/or competitive with the Company; and (iii) to recognize continued individual performance and contribution.

Variable and Performance-Based Compensation Elements

A significant portion of the total compensation opportunity for our NEOs is variable and performance-based. When structuring incentive compensation, the Committee identifies the performance metrics it considers most important for driving Company value and return to shareholders. The Committee then ties incentive compensation to performance against those metrics. For 2024, the Committee determined that the following forms of compensation and performance metrics were appropriate for aligning executive compensation with Company performance and shareholder interests.

Component Incentive Compensation		Performance Metrics	Objective

Annual Incentive		Total Net Revenue	Measures annual top line growth
		Operating Profit Dollars	Measures ability to maximize profitability and drive shareholder value
		Strategic – Cost-savings	Measures ability to achieve cost-savings
		Individual Performance Adjustment	Measures performance against individual objectives

Long-term Incentive	Performance Share Units	Cumulative Diluted Earnings Per Share	Measures long-term profitability
		Average Return on Invested Capital	Measures capital efficiency
		Relative TSR Modifier	Compares total shareholder return to S&P 500 companies
	Restricted Stock Units	Stock Price	Provides alignment with company performance

Annual Incentive Compensation

The annual incentive plan is designed to incentivize our NEOs to achieve critical goals that drive our financial and operational results and help to enhance shareholder value. The Committee is responsible for approving performance goals and related payout levels, setting each NEO’s target award opportunity and approving payouts under the annual incentive plan, each as more fully described below. The Committee reserves the right to reduce otherwise earned incentive payouts as it deems appropriate.

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Target Annual Incentive Opportunity

The Committee assigned each NEO a target annual incentive award opportunity (expressed as a percentage of base salary) based on competitive market data and the executive’s position, responsibilities and role. The Annual Incentive Award opportunity was increased for Mr. Cocks in 2024 from 150% to 175% to more closely align with market as part of the planned progression of Mr. Cocks compensation as CEO.

Named Executive Officer	2024 Target Annual Incentive Award Opportunity (% of Base Salary)

Chris Cocks	175%

Gina Goetter	100%

John Hight	100%

Tim Kilpin	100%

Matt Austin	100%

Each eligible named executive officer may earn between 0% and 200% of his or her target annual incentive opportunity based on achieved performance against pre-set performance goals, with the exception of Mr. Austin who was eligible to earn up to 240% of his target annual incentive opportunity to incent him to drive strong sales performance. For financial metrics, threshold performance results in a 50% of target payout and maximum performance results in a 200% payout, with the exception of the revenue metric for Mr. Austin which had the potential to earn a maximum of 300% to incent stronger sales performance. The final payouts are determined by interpolation and a payout scale that has a slower payout for modest growth with the rate increasing as performance increases. Strategic metric results are determined based on pre-set quantitative performance goals and qualitative factors that may significantly impact performance. Any amounts earned are paid in cash. Individual performance for each NEO, including the CEO, is evaluated by the Committee in determining final payout amounts. Awards can be adjusted down to 0% or up to +35% based on individual performance.

Annual Incentive Performance Metrics

The following shows the performance measures assigned to each of the Named Executive Officers, together with the indicated weight based on the Company’s 2024 operating plan and budget. As part of establishing the 2024 operating plan and budget, management along with the Committee underwent a rigorous goal setting process to ensure the annual incentive performance goals appropriately reflected the impact of key strategic decisions including the divestiture of the eOne Film & TV business, the decision to out-license several toy brands which adversely impacted the Company’s top line revenue and the impact of the forecasted decline in the toy industry. The emphasis on our out-licensing business was and continues to be a key aspect of our strategy to focus on our profitability by embracing the strengths of our partners, recognizing that these types of activities may have a short-term effect on revenues. This decision to out-license certain brands had a positive impact on our profitability but a negative impact on our revenue.

Performance Measure	Mr. Cocks and Ms. Goetter	Mr. Hight (Wizards)	Mr. Kilpin (TGLE)	Mr. Austin (Commercial)

Total Hasbro Net Revenue	40%

Total Hasbro Operating Profit Dollars	40%

Total Hasbro Strategic Metric	20%	20%	20%	20%

Business Area Net Revenue		40%	40%	40%

Business Areas Operating Profit Dollars		40%	40%	40%

Note: For the business area to have a payout on the business area component both business area metrics must achieve the minimum threshold.

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The Company’s performance goals were set with the objective of achieving strong financial results while continuing with the Company’s transformation to a leading game, IP and toy company, and the business area performance goals were set with the objective of achieving strong profitable revenue growth while focusing on the transformation of the operations and cost-structure of the Company. The Committee believed these performance metrics captured the most important aspects of the top and bottom-line performance and strategy of the Company, the Wizards Business Area, Toys, Games, Licensing & Entertainment (“TGLE”), and the Commercial Business Area. The relative weighting among the performance metrics was aligned with the relative importance of those metrics, in the Committee’s view, to the Company and business area’s performance and the strength of the Company’s business. For TGLE, the focus on returning to profitability was viewed as a key driver in the metrics.

Calculation of 2024 Annual Incentive Payout

The tables below show the calculation of 2024 annual incentive award for each eligible NEO.

Mr. Cocks and Ms. Goetter’s 2024 Calculated Annual Incentive Payout

	Goal	Actual	Percentage Achievement	Final Payout %

Company Net Revenue (Weighted 40%)	$4,101,000	$4,136,000	101%	40%

Company Operating Profit Dollars (Weighted 40%)	$754,000	$839,000	111%	65%

Company Strategic Metric (Weighted 20%)		See details below		20%

All numbers are in thousands, except percentages		Final Payout Percentage based on Metrics		125%

Company Strategic Metric

The Company Strategic Metric was assessed against a strategic cost-savings metric as part of the operational excellence program.

	Goal Range	Actual	Percentage Achievement	Final Payout %

Cost-savings (Weighted 20%)	$200 million — $250 million	$227 million	100%	20%

All numbers are in thousands, except percentages		Final Payout Percentage based on Metrics		20%

Note: Percentage Achievement shown against mid-point of target range (e.g., $225 million).

Mr. Hight’s 2024 Calculated Annual Incentive Payout

	Goal	Actual	Percentage Achievement	Final Payout %

Wizards Business Area Net Revenue (Weighted 40%)	$1,406,000	$1,511,000	107%	51%

Wizards Business Area Operating Profit Dollars (Weighted 40%)	$575,000	$632,000	110%	54%

Company Strategic Metric (Weighted 20%)		See details above		20%

All numbers are in thousands, except percentages		Final Payout Percentage based on Metrics		125%

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Mr. Kilpin’s 2024 Calculated Annual Incentive Payout

	Goal	Actual	Percentage Achievement	Final Payout %

TGLE Business Area Net Revenue (Weighted 40%)	$2,796,000	$2,641,000	94%	34%

TGLE Business Area Operating Profit Dollars (Weighted 40%)	$188,000	$200,000	106%	46%

Company Strategic Metric (Weighted 20%)	See details above			20%

All numbers are in thousands, except percentages	Final Payout Percentage based on Metrics			100%

Mr. Austin’s 2024 Calculated Annual Incentive Payout

	Goal	Actual	Percentage Achievement	Final Payout %

Commercial Business Area Net Revenue (Weighted 40%)	$2,725,000	$2,562,000	94%	28%

Commercial Business Area Operating Profit Dollars (Weighted 40%)	$166,000	$151,000	91%	22%

Company Strategic Metric (Weighted 20%)	See details above			20%

All numbers are in thousands, except percentages	Final Payout Percentage based on Metrics			70%

Calculated Annual Incentive Payouts

With respect to the 2024 annual incentive plan payouts, the Committee reviewed the performance of the Company and its business areas against the annual incentive plan target metrics for fiscal year 2024. The Committee reviewed the base incentive awards that would have been received by the NEOs using the Company and business area performance against the target metrics. The Committee then determined how the NEO performed in achieving the individual strategic objectives established at the beginning of the year to determine, what, if any, adjustments should be made to the base incentive award to arrive at the final payout amount for each executive. The Committee can adjust the base incentive award down to 0% or up to +35% of the applicable base incentive award based upon the executive’s performance against individual objectives. After this review, the Committee determined to make individual performance adjustments for Mr. Cocks and Ms. Goetter for the reasons described below.

Named Executive Officer	Individual Strategic Modifier	Modified Payout %

Chris Cocks	+35%	169%

Gina Goetter	+35%	169%

John Hight	N/A	125%

Tim Kilpin	N/A	100%

Matt Austin	N/A	70%

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For Mr. Cocks, the Committee adjusted the calculated payout due to his exceptional performance in developing and revamping the Company’s strategy and guiding the Company through its transformation efforts. The Committee highlighted Mr. Cocks’s leadership and direction resulting in the development and implementation of a robust and comprehensive long-range plan; rolling out a new strategy for the company focused on gaming, IP, and toys, and demonstrating success of the strategy by delivering record results in gaming and licensing and delivering meaningful progress in toys against turnaround goals; leading the Company’s efforts in returning the toy business to profitability; directing investment in a growing pipeline of self-published and co-developed video games; and leading efforts resulting in achievement of adjusted operating margin in excess of 20% and cost-savings significantly ahead of plan.

For Ms. Goetter, Mr. Cocks recommended and the Committee approved the adjustment to her annual incentive due to her significant progress in directing the Company’s turnaround efforts and leadership in overseeing the Company’s refreshed strategy. The Committee recognized Ms. Goetter’s increased scope of responsibility, which included being tasked with the Chief Operating Officer duties; overseeing the transformation of the Company’s business and financial systems; leading the operational excellence program resulting in achievement of adjusted operating margin in excess of 20% and cost-savings significantly ahead of plan; leading the Company’s efforts in returning the toy business to profitability; leading the successful outsourcing of certain administrative functions; developing processes and procedures within the supply chain function; and successfully implementing a budgeting process allowing Hasbro to raise gross cost-savings targets to $1 billion by 2027.

2024 Annual Incentive Payouts

The table below shows each eligible NEO’s final 2024 annual incentive payout.

Named Executive Officer	2024 Target Incentive Award Opportunity	2024 Final Incentive Award	Final Incentive Award as a % of Target

Chris Cocks	$2,625,000	$4,429,688	169%

Gina Goetter	$1,000,000	$1,687,500	169%

John Hight	$278,846	$348,558	125%

Tim Kilpin	$850,000	$850,000	100%

Matt Austin	$749,869	$524,867	70%

Note: Incentive amounts shown above are calculated using fiscal year 2024 earnings. Mr. Austin’s incentive has been converted to US dollars using an average exchange rate over the fiscal year of 1 GBP equals 1.278 USD.

Long-Term Incentive Compensation

The long-term incentive plan is designed to incentivize our NEOs to achieve critical sustainable long-term shareholder value and align the NEOs with shareholder interests. The Committee is responsible for approving performance goals and related payout levels, setting each NEO’s target long-term incentive opportunity and approving payouts under the performance share units.

Annual Long-Term Incentive Awards

Long-term incentive compensation is provided to our NEOs, in the form of performance share units and time-based restricted stock units.

The Committee approves target annual equity award values for each of the Company’s executive officers and other eligible employees, which are designed to provide a strong link between pay and performance. Targets are expressed as a percentage of each individual’s base salary. In 2024, the Committee working closely with Meridian,

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performed its annual review of each element of compensation for the CEO and each NEO on an individual basis and in totality as part of an overall compensation review. As a result, the Committee took the following action as it relates to 2024 long-term incentive awards.

•

Removed stock options from the long-term incentive plan and changed the mix to 50% performance share units and 50% restricted stock units for the CEO and all other NEOs other than Mr. Hight who received all restricted stock units as part of his new hire award.

•	Increased the LTI target value for Mr. Kilpin from 200% to 250% and Mr. Austin from 200% to 250%

•	Provided an above-target award for Ms. Goetter, Mr. Kilpin and Mr. Austin to recognize individual performance and to align 2024 long-term incentives with the market.

The 2024 LTI Award target value for our NEOs were as follows:

Named Executive Officer	2024 LTI Award Target Value % of Base Salary

Chris Cocks	700%

Gina Goetter	300%

John Hight	N/A

Tim Kilpin	250%

Matt Austin	250%

Note: For FY24, Mr. Hight’s long-term incentive award was granted per the terms of his offer letter.

Performance Share Units

Performance Share Units (“PSU Awards”) provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement against financial performance metrics over a three-year performance period. For 2024, the Committee set the performance metric and respective weighting for the PSU Awards issued to our NEOs as cumulative diluted EPS (100%). The Committee selected this performance metric because it is an important driver of long-term sustainable Company performance with respect to effective profitability and balance sheet management. This metric is subject to +/- 25% modifier for the Company’s relative TSR performance against the S&P 500 TSR comparator group. The Committee believed that these performance metrics were key factors in creating long-term shareholder value and appropriately align the interests of our executives with those of our shareholders.

The following table outlines payout at threshold, target and maximum performance. For EPS, performance between threshold and target and target and maximum, the payout is determined by linear interpolation. With respect to the relative TSR modifier, if EPS achieves maximum performance (e.g. 200%) and relative TSR performance is above the 75th percentile, the PSU final payout factor will be 250%. If EPS achieves threshold performance (e.g. 50%) and relative TSR performance is below the 25th percentile, the PSU final payout factor will be 37.5%

Metric	Threshold	Target	Maximum

EPS

Performance	80%	100%	125%

Payout	50%	100%	200%

RELATIVE TSR MODIFIER

Performance	< 25th percentile	25th -75th percentile	>75th percentile

Payout	-25%	N/A	+25%

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FY22-FY24 PSU Award

Each year the Committee reviews the PSU Awards whose performance period ends during such fiscal year to determine whether the applicable performance criteria have been satisfied. In fiscal 2022, the Committee issued a PSU Award for the three-year performance period that included fiscal 2022, 2023 and 2024 (the “FY22-FY24 PSU Award”). The Committee issued awards to Messrs. Cocks and Austin. Ms. Goetter, Mr. Hight and Mr. Kilpin were not employed by the Company at the time the Committee granted the FY22-FY24 PSU Award and therefore did not receive such an award. After the end of the performance period, the Committee reviewed and determined that the FY22-FY24 PSU Award, which was subject to three performance metrics, achieved 17% of target performance.

The following table compares the actual results achieved for the FY22-FY24 PSU against the targeted goals for the three-year performance period.

Performance Period	Net Revenue*			Cumulative Diluted EPS*			Average ROIC			Weighted Payout Percentage
	Target	Results	Achievement	Target	Results	Achievement	Target	Results	Achievement

FY22-FY24	$17,128	$13,865	81%	$15.57	$12.37	79%	13.83%	10.7%	77%	17%

*

Net Revenue numbers are in millions. Performance for Net Revenue and cumulative Diluted EPS is calculated based on exchange rates in effect at the beginning of the relevant performance period. ROIC is return on invested capital.

Note: The target amounts and results have been adjusted to exclude the impact of eOne due to its divestiture in 2023.

The chart below shows the historical Performance Share Unit payouts over the last three years.

*	The 2020-2022 performance period had both a 2-metric (Net Revenue & EPS) and a 3-metric (Net Revenue, EPS & ROIC) plan.

Restricted Stock Units

The Company uses restricted stock units as a reward and retention mechanism. The restricted stock units granted as part of our fiscal 2024 annual long-term incentive award to our NEOs, represented approximately 50% of their annual targeted equity award value and vest in three equal installments on the first three anniversaries of the grant date provided the recipient remains employed with the Company through the applicable vesting dates. Pro-rata vesting is provided earlier only in the event of the death, disability, early retirement at age 55 (with at least 10 years of credited service) or retirement at age 65 (with at least 5 years of credited service) of the executive. All other terminations of employment result in forfeiture of the awards.

Dividend Equivalent Units

Beginning with employee stock incentive awards granted in 2022, the payment of cash dividends to shareholders also results in the crediting of dividend equivalent units (“DEUs”) to holders of RSUs and PSUs. The DEUs are credited as additional RSUs or PSUs and settled concurrently with the vesting of associated awards. DEUs are forfeited in the event the underlying RSUs or PSU’s do not vest.

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Equity Award Granting Practices
The Committee typically approves annual long-term incentive awards for NEOs and other members of the executive leadership team each February at a regular meeting of the Compensation and Talent Committee (CEO awards are approved by the full Board of Directors). The annual grant date typically takes place within a few weeks before the end of the first quarter.
During fiscal 2024, equity awards generally were granted on regularly scheduled predetermined dates. The Committee does not grant equity awards in anticipation of the release of material non-public
information and we do not time the release of material
non-public
information based on equity award grant dates. Beginning in 2024 Hasbro ceased granting stock options as an equity vehicle to all employees.
Benefits
The Company’s executive officers participate in certain employee benefit programs provided by the Company that are offered to the Company’s other full-time employees. The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. The Company’s executive officers also participate in the same medical and dental benefit plans as are provided to the Company’s other employees.
Company-Sponsored Retirement Plans
The Company provides retirement benefits to employees of the Company’s U.S. operations primarily through the Hasbro, Inc. Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The 401(k) Plan and Supplemental Plan provide for Company matching contributions and an annual Company contribution equal to 2% of aggregate salary and bonus. Executive officers are eligible to participate in the 401(k) Plan and Supplemental Plan on the same basis as all other U.S. Hasbro employees. The Supplemental Plan is intended to provide a competitive benefit for employees whose employer-provided retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits. The amount of the Company’s contributions to our NEOs under both the 401(k) Plan and Supplemental Plan are included in the “All Other Compensation” column of the Summary Compensation Table.
The Company provides retirement benefits to employees of the Company’s
U
K operations primarily through the Hasbro UK Group Pension Plan. Executive officers are eligible to participate in this plan on the same basis as all other Hasbro UK employees. The plan provides for Company contributions equal to 7.7% of base salary plus employer National Insurance savings. The amount of the Company’s contributions to
UK-based
NEOs is included in the “All Other Compensation” column of the Summary Compensation Table.
Non-Qualified
Deferred Compensation Plan
Executive officers who are employees of the Company’s U.S. operations are also eligible to participate in the Company’s
Non-Qualified
Deferred Compensation Plan (the “Deferred Compensation Plan”), which is available to all the Company’s employees based in the United States at or above selected management levels and whose annual base salary is equal to or greater than $155,000 in 2024. The Deferred Compensation Plan allows participants to defer compensation into various measurement funds, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include a fixed rate option, a choice that tracks the performance of the Company’s Common Stock, and other equity indices. Earnings recorded on compensation deferred by the executive officers do not exceed the returns on the relevant investments earned by other non-executive
officer employees deferring compensation into the applicable investment vehicles.

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Perquisites

The Company offers perquisites that the Committee believes are reasonable yet competitive for attracting, retaining and compensating the Company’s executives. The Company reimburses designated executive officers for the cost of certain tax and financial planning services they obtain from third parties provided that such costs are within the annual limits established by the Company. The 2024 annual limit on these costs for Mr. Cocks was $25,000, and $5,000 for each of the other NEOs. In connection with Mr. Cocks’s employment agreement, the Company pays a stipend of $125,000 per year to contribute to covering travel expenses incurred by Mr. Cocks or members of his family. This stipend replaces the reimbursement mechanism for these types of travel expenses included in his prior employment agreement. In connection with their relocation, each Ms. Goetter and Mr. Kilpin is eligible to receive up to $100,000 for family travel expenses in 2024. Mr. Hight is eligible for up to $50,000 in family travel expense reimbursement within the initial 12 months of employment. The cost to the Company for these perquisites is included in the “All Other Compensation” column of the Summary Compensation Table.

Severance and Change in Control Benefits

A discussion of the severance and change in control benefits that may be payable to the NEOs in certain situations, as well as the plans under which those benefits are payable, can be found below under the heading “Potential Payments Upon Termination or Change in Control.”

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Other Compensation Considerations

Stock Ownership Guidelines

Our stock ownership and retention guidelines are rigorous.

Stock Ownership Guidelines*

CEO	6X Base Salary

NEOs (other than CEO)	3X Base Salary

* Base salary, through termination of employment with the Company.

An executive has five years to achieve the stock ownership requirement level. Thereafter, during the executive’s employment with the Company they must maintain the required stock ownership. All NEOs were either in compliance with the stock ownership guidelines or were within the five years they had to achieve the requisite ownership level, as of the fiscal year ended December 29, 2024.

Stock Retention Requirement

The Hasbro, Inc. Executive Stock Ownership Policy includes a requirement that executives retain 50% of any net shares realized from stock vesting or option exercises until the executive’s required ownership level is satisfied.

Anti-Hedging and Pledging Policies

The Company has had a long-standing policy in place that prohibits all directors, executive officers and other employees from hedging or pledging any Company securities.

Compensation and Risk Management

As part of structuring the Company’s executive compensation programs, the Committee (i) evaluates the connection between such programs and the risk-taking incentives they engender, to ensure that the Company is incentivizing its executives to take an appropriate level of business risk, but not excessive risk, and (ii) considers any changes in the Company’s risk profile and whether those changes should impact the compensation structure. To achieve this appropriate level of risk-taking, and avoid excessive risk, the Committee structures the compensation program to:

•

link the performance objectives under all incentive-based compensation to the strategic and operating plans of the Company which are approved by the full Board, with the Board ensuring that the goals set forth in such plans require significant performance to achieve, but are not so out of reach that they require excessively aggressive behavior to be met;

•

provide for a balance of shorter-term objectives (such as the annual cash incentive plan objectives) and longer-term objectives (such as the three-year performance period under the PSU awards) to mitigate the risk that short-term performance would be driven at the expense of longer-term performance and shareholder value creation; and

•

include stock ownership guidelines which require executives to maintain significant equity ownership during their entire career with the Company, thus linking personal financial results for the executives with the investment performance experienced by the Company’s shareholders over a significant period of time.

In addition to the analysis performed by the Committee, the Committee also had Meridian perform a risk assessment of the Company’s executive compensation programs and advise on the appropriateness of the levels of risk presented by those programs and the effectiveness of their design to mitigate risk. As a result of its analysis and the work performed by Meridian, the Committee believes the Company’s compensation programs promote appropriate, but not excessive, risk-taking and are designed to best further the interests of the Company while mitigating risk.

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Executive Compensation

The following table summarizes compensation paid by the Company for services rendered during fiscal 2024, 2023 and 2022 by the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Fiscal year	Salary(a)	Bonus(b)	Stock Awards(c)	Option Awards(c)	Non-Equity Incentive Plan Compensation (a)(d)	Change in Pension Value and Non-Qualified Deferred Compensation(e)	All Other Compensation (f)	Total

Chris Cocks	2024	$1,500,000	$0	$10,500,024	$0	$4,429,688	$0	$411,701	$16,841,413
Chief Executive Officer	2023	$1,500,000	$0	$7,875,020	$3,086,034	$1,944,000	$0	$705,815	$15,110,869
	2022	$1,257,692	$0	$5,625,079	$2,246,689	$0	$1,121	$312,466	$9,443,047

Gina Goetter	2024	$1,000,000	$0	$4,500,025	$0	$1,687,500	$0	$161,011	$7,348,536
Chief Financial Officer and Chief Operating Officer	2023	$634,615	$350,000	$4,000,042	$0	$548,307	$0	$177,036	$5,710,001

John Hight (g)	2024	$278,846	$225,000	$3,500,028	$0	$348,558	$0	$128,313	$4,480,746
President, Wizards of the Coast and Digital Gaming

Tim Kilpin	2024	$850,000	$0	$2,975,067	$0	$850,000	$0	$141,692	$4,816,759
President Toys, Board Games, Licensing & Entertainment	2023	$572,115	$0	$3,275,135	$471,084	$637,500	$0	$312,550	$5,268,385

Matt Austin (h)	2024	$749,810	$0	$2,450,092	$0	$524,867	$0	$236,901	$3,961,670
Chief Revenue Officer

(a)

For all NEOs, includes amounts deferred pursuant to the Company’s 401(k) Plan and Deferred Compensation Plan. The base salary for Mr. Hight reflects amounts earned for the period of employment during 2024.

(b)

For Mr. Hight, reflects the first payment of a sign-on bonus in connection with his offer of employment; the remaining portion of the award will be paid in 2025. For Ms. Goetter, reflects the payment of a sign-on bonus in connection with her offer of employment in 2023.

(c)

Reflects the grant date fair value for stock and option awards to the Named Executive Officers. Please see note 15 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 29, 2024, for a detailed discussion of assumptions used in valuing options and stock awards generally.

The grant date fair values included in the table for the PSU awards have been calculated based on the probable outcomes under such awards (assumed to be realization of the target values of such awards). If it were assumed that the maximum amount payable under each of the 2024 PSU awards were paid, which maximum is 250% of the target value provided financial metrics are achieved with applied TSR modifier, then the grant date fair values included under the stock award column for each of the named executive officers, excluding Mr. Hight, for performance shares would have been as follows: Mr. Cocks – $13,125,056; Ms. Goetter – $5,625,031; Mr. Kilpin – $3,718,860; and Mr. Austin - $3,062,666. This is in addition to the grant date fair value of the annual grant of restricted stock units for each Named Executive Officer. Mr. Hight was not granted a PSU award in 2024.

(d)	These amounts consist entirely of the annual incentive awards earned by such executives under the Company’s Performance Rewards Plan (Annual Incentive Plan) for the applicable year.

(e)	No amounts earned on balances under the supplemental plan in 2024 are considered above market.

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Does not include the following aggregate amounts, in fiscal 2024, 2023, and 2022, respectively, which were earned by the executives on the balance of (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts previously contributed by the Company to the executive’s account under the Supplemental Plan (401(k)):

Earnings on Deferred Compensation under Deferred Compensation Plan and Amounts contributed under Supplemental Plan	2024	2023	2022

Chris Cocks	$520,853	$369,347	$(101,587)

Gina Goetter	$285	$—	$—

John Hight	$(188)	$—	$—

Tim Kilpin	$4,877	$1,399	$—

Matt Austin	$—	$—	$—

Earnings on compensation previously deferred by the executive officers and on the Company’s prior contributions to the Supplemental Plan do not exceed the market returns on the relevant investments which are earned by other participants selecting the same investment options.

(f)

Includes the following amounts for fiscal 2024, 2023, and 2022, respectively, paid by the Company for each Named Executive Officer in connection with a program whereby certain financial planning, legal and tax preparation services provided to the individual are paid for by the Company:

Financial Planning, Legal and Tax Preparation Services	2024	2023	2022

Chris Cocks	$11,181	$3,275	$1,235

Gina Goetter	—	—	—

John Hight	—	—	—

Tim Kilpin	—	—	—

Matt Austin	$22,928	—	—

For Mr. Cocks, the amounts in 2024 and 2023 include $125,000 and $104,875, respectively, related to family travel expenses. The amounts in 2023 also include $392,606 in payments related to his relocation, and $70,059 in additional gross-up payments intended to negate the impact of taxes on the relocation benefits. The amounts in 2022 include $161,242 in payments related to his relocation, as well as $122,539 in additional gross-up payments intended to negate the impact of taxes on the relocation benefits.

For Ms. Goetter, the amounts in 2024 and 2023 include $35,896 and $36,484, respectively, related to family travel expenses, as well as matching charitable contributions made in 2024 in the name of Ms. Goetter for $1,250. The amounts in 2023 also include $66,420 in payments related to her relocation and $55,095 in additional gross-up payments intended to negate the impact of taxes on the relocation benefits.

For Mr. Hight, the amounts in 2024 include $51,938 in payments related to his relocation, $35,627 in additional gross-up payments intended to negate the impact of taxes on the relocation benefits, as well as $29,197 related to family travel expenses.

For Mr. Kilpin, the amounts in 2024 and 2023 include $22,380 and $72,369, respectively, related to family travel expenses, as well as matching charitable contributions made in 2024 in the name of Mr. Kilpin for $500. The amounts in 2023 also include $101,571 in payments related to his relocation and 87,119 in additional gross-up payments intended to negate the impact of taxes on the relocation benefits.

For Mr. Austin, the amounts in 2024 include $137,632 in payments related to his corporate apartment, $22,928 in mobility tax services, as well as $15,604 in automobile allowance.

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For NEOs, the amounts include the Company’s matching contribution to each executive’s savings account and the annual company contribution for each executive under the 401(k) Plan and the Supplemental Plan, with such amounts as follows:

Matching Contributions	2024	2023	2022

Chris Cocks	$275,520	$135,000	$27,450

Gina Goetter	$123,865	$19,038	—

John Hight	$12,046	—	—

Tim Kilpin	$118,812	$51,490	—

Matt Austin	$60,736	—	—

For NEO’s other than Mr. Austin, these amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)). Mr. Austin’s amounts are contributed to his individual account in the Hasbro UK Group Pension Plan.

(g)	Mr. Hight was appointed as President, Wizards of the Coast and Digital Gaming, in August 2024.

(h)

Mr. Austin was appointed as Chief Revenue Officer in April 2023. Prior thereto Mr. Austin served as President of Hasbro Europe and Asia. The dollar figures in these executive compensation tables for salary and certain elements of All Other Compensation have been converted to US dollars using an average exchange rate over the fiscal year of 1 GBP equals 1.278 USD.

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The following table sets forth certain information regarding grants of plan-based awards for fiscal 2024 to the Named Executive Officers.

Grants of Plan-Based Awards

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Chris Cocks	2/8/2024	(a)		$2,625,000
	3/7/2024	(b)				50,853	101,705	254,263		$5,250,012
	3/7/2024	(c)							101,705	$5,250,012

Gina Goetter	2/8/2024	(a)		$1,000,000
	3/7/2024	(b)				14,529	29,058	72,645		$1,499,974
	3/7/2024	(d)				7,265	14,530	36,325		$750,039
	3/7/2024	(c)							29,058	$1,499,974
	3/7/2024	(e)							14,530	$750,039

John Hight	6/8/2024	(a)		$278,846
	8/17/2024	(c)							53,200	$3,500,028

Tim Kilpin	2/8/2024	(a)		$850,000
	3/7/2024	(b)				10,292	20,583	51,458		$1,062,494
	3/7/2024	(d)				4,117	8,234	20,585		$425,039
	3/7/2024	(c)							20,583	$1,062,494
	3/7/2024	(e)							8,234	$425,039

Matt Austin	2/8/2024	(a)		$749,869
	3/7/2024	(b)				8,476	16,951	42,378		$875,011
	3/7/2024	(d)				3,391	6,781	16,953		$350,035
	3/7/2024	(c)							16,951	$875,011
	3/7/2024	(e)							6,781	$350,035

(a)	These management incentive awards were made pursuant to the Company’s Performance Rewards Plan (Annual Incentive Plan).

(b)

All of these PSU awards were granted pursuant to the 2003 Plan. These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted EPS and a relative TSR modifier over a three-year period including fiscal years 2024 through 2026. Each PSU award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS targets set for the performance period and may be modified by the TSR performance.

(c)

All of these restricted share units were granted pursuant to the 2003 Plan. These units vest in equal annual installments over the first three anniversaries of the date of grant. Awards may be eligible for accelerated vesting in connection with a change-in-control or certain termination scenarios, as described more fully below under “Agreements and Arrangements Providing Post-Employment and Change in Control Benefits”.

(d)

These PSU awards are subject to the terms described in footnote (b) above. The Company issued these awards to Ms. Goetter, Mr. Kilpin, and Mr. Austin to recognize individual performance and to align 2024 long-term incentives with the market.

(e)

These restricted share units are subject to the terms described in footnote (c) above. The Company issued these awards to Ms. Goetter, Mr. Kilpin, and Mr. Austin to recognize individual performance and to align 2024 long-term incentives with the market.

Please see note 15 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 29, 2024, for a detailed discussion of the assumptions used in valuing these stock awards.

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The following table sets forth information for equity awards held by the named individuals as of the end of the 2024 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (# Exercisable)		Number of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Chris Cocks
										7,598	(d)	$430,807
										102,230	(e)	$5,796,441
										105,027	(f)	$5,955,031
							7,441	(i)	$421,905
							34,067	(j)	$1,931,599
							105,027	(k)	$5,955,031
	3,396		0	—	$98.10	2/19/2025
	10,279		0	—	$86.66	2/18/2026
	12,915		0	—	$96.79	2/17/2027
	13,862		0	—	$90.18	2/16/2028
	6,931		0	—	$96.73	3/24/2028
	65,863	(a)	32,926	—	$94.89	2/24/2029
	78,422	(b)	156,794	—	$55.78	2/23/2030

Gina Goetter
										30,007	(f)	$1,701,397
										15,004	(g)	$850,727
							46,401	(l)	$2,630,937
							30,007	(k)	$1,701,397
							15,004	(m)	$850,727

John Hight
							54,316	(n)	$3,079,717

Tim Kilpin
										14,794	(h)	$838,820
										21,255	(f)	$1,205,159
										8,503	(g)	$482,120
							4,925	(l)	$279,248
							23,198	(l)	$1,315,327
							21,255	(k)	$1,205,159
							8,503	(m)	$482,120
	11,482	(c)	22,954	—	$61.71	5/16/2030

Matt Austin

										779	(d)	$44,169
										21,032	(e)	$1,192,514
										17,504	(f)	$992,477
										7,002	(g)	$397,013
							757	(i)	$42,922
							7,006	(j)	$397,240
							17,504	(k)	$992,477
							7,002	(m)	$397,013
	7,625		0	—	$96.79	2/17/2027
	9,884		0	—	$90.18	2/16/2028
	6,750	(a)	3,374	—	$94.89	2/24/2029
	6,135	(b)	32,258	—	$55.78	2/23/2030

(a)

One-third of these options vested on February 25, 2023, one-third vested on February 25, 2024, and the remaining options will vest on February 25, 2025, provided the recipient continues employment with the Company through the applicable vesting dates.

(b)

One-third of these options vested on February 24, 2024, one-third will vest on February 24, 2025 and the remaining options will vest on February 24, 2026, provided the recipient continues employment with the Company through the applicable vesting dates.

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(c)

One-third of these options vested on May 17, 2024, one-third will vest on May 17, 2025 and the remaining options will vest on May 17, 2026, provided the recipient continues employment with the Company through the applicable vesting dates.

(d)

These performance share units granted in March 2022 with a trailing three-year performance period ending at the end of fiscal 2024 are reflected at 17% of the target number of shares subject to such awards, following affirmation by the Committee of the Company’s financial performance under these awards at the payout level set forth above.

(e)

These performance share units granted in March 2023 are reflected at the target number of shares for such awards, even though the performance period will not end until December 2025 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(f)

These performance share units granted in March 2024 are reflected at the target number of shares for such awards, even though the performance period will not end until December 2026 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(g)

These performance share units granted in March 2024 to recognize individual performance and to align 2024 long-term incentives with the market, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2026 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(h)

These performance share units granted in May 2023 are reflected at the target number of shares for such awards, even though the performance period will not end until December 2025 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(i)

Comprised of restricted stock units granted on February 25, 2022 of which one-third vested on February 25, 2023, one-third vested on February 25, 2024 and the remaining units will vest on February 25, 2025, provided the recipient continues employment with the Company through the applicable vesting date.

(j)

Comprised of restricted stock units granted on February 24, 2023 of which one-third vested on February 24, 2024, and one-third will vest on February 24, 2025 and one third will vest on February 24, 2026, provided the recipient continues employment with the Company through the applicable vesting date.

(k)

Comprised of restricted stock units granted on March 7, 2024, which vest in three equal installments on March 7, 2025, March 7, 2026, and March 7, 2027 provided the recipient continues employment with the Company through the applicable vesting date.

(l)

Comprised of restricted stock units granted on May 17, 2023, of which one-third vested on May 17, 2024, and the remaining units will vest in equal installments on May 17, 2025 and May 17, 2026 provided the recipient continues employment with the Company through the applicable vesting date.

(m)

Comprised of restricted stock units that represent awards to recognize individual performance and to align 2024 long-term incentives with the market, granted on March 7, 2024, which vest in three equal installments on March 7, 2025, March 7, 2026, and March 7, 2027 provided the recipient continues employment with the Company through the applicable vesting date.

(n)

Comprised of restricted stock units granted on August 15, 2024, which vest in three equal installments on August 15, 2025, August 15, 2026, and August 15, 2027 provided the recipient continues employment with the Company through the applicable vesting date.

The amounts reported in the above table were computed by multiplying the number of shares by the closing share price of $56.70 on December 27, 2024, the last trading day of the Company’s 2024 fiscal year.

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The following table sets forth information concerning aggregate option exercises and vesting of restricted stock units earned during the 2024 fiscal year for the Named Executive Officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)

Chris Cocks	0	$—	34,833	$1,766,009

Gina Goetter	0	$—	22,740	$1,354,167

John Hight	0	$—	0	$—

Tim Kilpin	0	$—	13,794	$821,433

Matt Austin	10,000	$111,339	6,957	$349,691

The following table provides information with respect to fiscal 2024 for each Named Executive Officer regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

Non-Qualified Deferred Compensation and Other Deferred Compensation

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)(a)	Aggregate Earnings in Last Fiscal Year ($)(b)	Aggregate Withdrawals/ Distributions ($)(b)	Aggregate Balance at Last Fiscal Year End ($)(c)

Chris Cocks	Non-Qualified Deferred Compensation Plan	—	—	$495,965	—	$3,733,109

	Supplemental Savings Plan	—	$247,920	$24,887	—	$908,752

Gina Goetter	Non-Qualified Deferred Compensation Plan	—	—	—	—	—

	Supplemental Savings Plan	—	$96,265	$285		$105,688

John Hight	Non-Qualified Deferred Compensation Plan	$22,308	—	($188)	—	$22,119

	Supplemental Savings Plan	—	—	—	—	—

Tim Kilpin	Non-Qualified Deferred Compensation Plan	$25,500	—	$4,197	—	$52,019

	Supplemental Savings Plan	—	$91,212	$680	—	$113,682

Matt Austin	Non-Qualified Deferred Compensation Plan	—	—	—	—	—

	Supplemental Savings Plan	—	—	—	—	—

(a)

Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2024 and credited to the account during 2024 as well as executive contributions on amounts earned during 2024 but paid in 2025 are included in the table above.

(b)	The aggregate earnings in the last fiscal year include earnings on amounts deferred by the individual in years prior to fiscal 2024.

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(c)

Includes registrant and executive contributions on amounts earned during 2024 but credited during 2025. In addition to the amounts contributed for 2024, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Cocks had his compensation for fiscal 2022 forward reported as a Named Executive Officer in the Company’s proxy statement, Ms. Goetter and Mr. Kilpin had their compensation for fiscal 2023 forward reported as a Named Executive Officer in the Company’s proxy statements) except for Mr. Hight and Mr. Austin, as they were not included in prior year Summary Compensation Table disclosures.

Chris Cocks	$1,369,486

Gina Goetter	$9,138

John Hight	—

Tim Kilpin	$21,790

Matt Austin	—

Amounts included in the “Non-Qualified Deferred Compensation and Other Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-Qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan

Each of our NEOs, other than Mr. Austin, participated in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Account balances received interest at the rate of 4% per year for 2024. This rate reflects the 2024 return, less an allowance for certain expenses, paid by the insurance companies providing this corporate owned life insurance product to Hasbro. Matching contributions are fully vested at all times while the annual Company and transition contributions are subject to a 3-year vesting requirement, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

Non-Qualified Deferred Compensation Plan

The Deferred Compensation Plan is available to all of the Company’s U.S. based employees who are at or above job level 7 and whose base compensation is equal to or greater than $155,000 for 2024, including our NEOs. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of measurement funds offered in the plan, including a fixed rate option. The allocation of investments may be changed as often as daily, with the exception of the Hasbro Stock Fund and the fixed rate option. Selection of the Hasbro Stock Fund and the fixed rate option is made once per year and becomes effective the following January.

Rates of return earned (lost) by our NEOs are the same as the rates of return earned (lost) by other participants selecting the same investment choices. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the SEC.

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

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Potential Payments Upon Termination or Change in Control

The following table provides information as to the value of incremental payments and other benefits that would have been received by our NEOs upon a termination of their employment with the Company due to various types of situations, including upon a change in control of the Company, assuming such termination and change in control had taken place on December 27, 2024 (the last trading day of the Company’s 2024 fiscal year), and based on any agreements with our NEOs in place as of December 29, 2024. The benefits reflect the closing price of the Company’s Common Stock of $56.70 on December 27, 2024, where appropriate. Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, our U.S. NEOs are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this Proxy Statement. In addition, Messrs. Cocks, Kilpin and Austin are eligible to receive benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination.

Our NEOs would not receive any incremental payments or other benefits if they voluntarily resigned from the Company (except resignation for Good Reason, where noted) or were involuntarily terminated by the Company for cause.

	No Change in Control			Change in Control

Name	Involuntary Termination(a)	Death or Disability	Retirement	No Termination	Involuntary Termination in connection with a change in control(b)

Chris Cocks

Cash Severance	$8,250,000	$—	$—	$—	$12,375,000

FY 2024 Bonus	$4,429,688	$4,429,688	$—	$—	$4,429,688

Pension	$—	$—	$—	$—	$—

Other Benefits(c)	$65,009	$—	$—	$—	$65,009

Accelerated Equity(d)	$14,765,148	$14,765,148	$—	$—	$20,635,063

Total Incremental Benefits	$27,509,846	$19,194,836	$—	$—	$37,504,761

Gina Goetter

Cash Severance	$1,000,000	$—	$—	$—	$4,000,000

FY 2024 Bonus	$—	$—	$—	$—	$—

Pension	$—	$—	$—	$—	$—

Other Benefits(c)	$45,402	$—	$—	$—	$55,603

Accelerated Equity(d)	$—	$2,366,734	$—	$—	$7,735,184

Total Incremental Benefits	$1,045,402	$2,366,734	$—	$—	$11,790,787

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	No Change in Control			Change in Control

Name	Involuntary Termination(a)	Death or Disability	Retirement	No Termination	Involuntary Termination in connection with a change in control(b)

John Hight

Cash Severance	$725,000	$—	$—	$—	$2,007,693

FY 2024 Bonus	$—	$—	$—	$—	$—

Pension	$—	$—	$—	$—	$—

Other Benefits(c)	$37,617	$—	$—	$—	$43,925

Accelerated Equity(d)(e)	$—	$—	$—	$—	$3,079,717

Total Incremental Benefits	$762,617	$—	$—	$—	$5,131,334

Tim Kilpin

Cash Severance	$850,000	$—	$—	$—	$3,400,000

FY 2024 Bonus	$—	$—	$—	$—	$—

Pension	$—	$—	$—	$—	$—

Other Benefits(c)	$39,591	$—	$—	$—	$46,886

Accelerated Equity(d)	$—	$2,080,622	$—	$—	$5,807,951

Total Incremental Benefits	$889,591	$2,080,622	$—	$—	$9,254,838

Matt Austin

Cash Severance(f)	$718,687	$—	$—	$—	$2,983,904

FY 2024 Bonus	$—	$—	$—	$—	$—

Pension	$—	$—	$—	$—	$—

Other Benefits(c)	$25,000	$—	$—	$—	$25,000

Accelerated Equity(d)	$—	$1,920,166	$—	$—	$4,485,504

Total Incremental Benefits	$743,687	$1,920,166	$—	$—	$7,494,408

(a)	“Involuntary Termination” not in a change in control scenario means termination by the Company without Cause.

(b)	“Involuntary Termination” in a change of control scenario means termination by the Company without Cause or termination by the executive for Good Reason.

(c)	Other benefits include the Company’s cost of continued health and welfare benefits coverage and outplacement services.

(d)

Includes the value of accelerated equity awards pursuant to the terms of the plan, award agreement or individual employment or change in control agreement, as applicable, and summarized below. For awards whose vesting is based on actual performance, the calculations assume a target level of performance is achieved.

(e)	Mr. Hight’s Restricted Stock Units (RSUs) will not accelerate in connection with death or disability as he has not completed one year of service with the Company as of December 29, 2024.

(f)

Includes the value cash severance amounts and payments in lieu of notice to Mr. Austin applicable as of fiscal year end. The value of Mr. Austin’s cash severance benefits have been converted from GBP to dollars at a computed exchange rate of 1 GBP equals $1.2573 on December 29, 2024.

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Agreements and Arrangements Providing Post Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefits Plan

•	Employment Agreement with Chris Cocks

•	Offer Letters with Gina Goetter, Tim Kilpin and John Hight

•	Agreement with Matt Austin

•	Change in Control Severance Plan for Designated Senior Executives

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have received outstanding equity awards, in the form of stock options, restricted stock units and/or performance share units, under the 2003 Plan.

Unless modified by the individual employment agreements or equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and performance share units) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

Option awards, shares of restricted stock, restricted stock units and the target number of shares subject to performance share units, will vest upon a change in control only if the executive officer’s employment is terminated by the Company without Cause, or by the executive for Good Reason, each as defined under the 2003 Plan within twenty-four (24) months following a Change of Control, as defined under the 2003 Plan. If an award should vest in accordance with these terms, it is settled in a similar manner as described above for the respective award, but calculated as of the date of the executive’s termination of employment based on the then fair market value of the stock.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest provided they have greater than 1 year service and (iii) outstanding performance share units remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to the officer’s termination due to disability and such pro-rated number of shares is paid to the officer provided they have greater than 1 year of service.

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Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest provided they have greater than 1 year of service and (iii) outstanding performance share units are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, except to the extent this treatment is modified in an individual officer’s employment agreement, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement and (ii) if it qualifies as normal retirement or early retirement, a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and unearned performance share units remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment of an executive officer, either voluntary or involuntary, except to the extent this treatment is modified in an individual officer’s employment agreement or by action of the Committee, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of three months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned performance share units, are forfeited.

Hasbro Severance Benefits Plan

The Company’s U.S. Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause, unless such benefits are superseded by the benefits provided under the terms of an officer’s employment agreement. The benefits shown in the preceding tables assume that the individual signs an acceptable severance agreement. For each of Ms. Goetter, Mr. Hight, and Mr. Kilpin, the tables reflect the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary equal to 52 weeks, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these executives. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment.

Employment Agreement with Chris Cocks

On May 22, 2024, the Company entered into an amended and restated employment agreement (the “Amended Employment Agreement”) with Chris Cocks, the Company’s CEO. The Amended Employment Agreement extended the term of Mr. Cocks’s employment until December 31, 2027, unless earlier terminated or further extended in accordance with the Amended Employment Agreement. Thereafter, the Amended Employment Agreement will automatically renew for additional one-year periods unless prior written notice of non-renewal is provided to the other party in accordance with the terms of the Amended Employment Agreement. If the Company provides notice that the term will not be renewed, such notice will be treated as a termination without “Cause” under the Amended Employment Agreement.

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Under the Amended Employment Agreement, Mr. Cocks’s target annual management incentive plan bonus and target long-term equity incentive plan award shall be reviewed periodically in accordance with the Company’s compensation philosophy, market conditions and other factors deemed relevant by the Committee. For fiscal 2024, Mr. Cocks’s long-term equity incentive plan target was 700% and his target management annual incentive bonus was 175%.

Treatment Following Various Terminations of Employment

Mr. Cocks is eligible for severance in the event Hasbro terminates his employment without Cause (as defined in the Amended Employment Agreement) or if Mr. Cocks resigns for Good Reason (as defined in the Amended Employment Agreement).

•

Upon Termination by Hasbro Without Cause, or by Mr. Cocks for Good Reason, Within 24 Months Following a Change in Control. Mr. Cocks is eligible to receive (i) a lump sum payment equal to three times his then-current base salary and annual incentive plan target bonus, (ii) a pro-rated annual incentive plan bonus for the year in which the termination occurs based on target company performance (a “Pro-Rata Bonus”), (iii) certain premium payments by Hasbro for continued medical and dental insurance under COBRA for up to 24 months from the effective date of termination, (iv) accelerated vesting of (and lapse of restrictions on) all unexpired, unvested stock options and time-based restricted stock units, and (v) vesting of performance share units, vesting at target for the full performance period.

•

Upon Termination by Hasbro Without Cause, or by Mr. Cocks for Good Reason, Prior to, or More than 24 Months Following, a Change in Control. Mr. Cocks is eligible to receive (i) payment of an amount equal to his then-current base salary for a period of 24 months, (ii) two times his then-current annual management incentive plan target bonus payable in equal installments over a period of 24 months, (iii) a pro-rated annual management incentive plan bonus for the year in which the termination occurs, based on actual company performance (a “Pro-Rata Bonus”), (iv) certain premium payments by Hasbro for continued medical and dental insurance under COBRA for up to 24 months from the effective date of termination, (v) accelerated vesting of (and lapse of restrictions on) all unexpired, unvested stock options and time-based restricted stock units and a one-year exercise period for stock options, and (vi) pro-rated vesting of performance share units, which will remain outstanding for their performance periods and at the end of the applicable periods Mr. Cocks will receive a pro-rata share (based on the portion of the performance periods that had elapsed as of the date of termination of employment) of the actual number of shares earned under such awards based on company performance (“Pro-Rata PSU Vesting”), payable at the end of the performance periods (“Pro-Rata PSU Vesting Schedule”).

•

Following expiration of the term of the CEO Employment Agreement, if Hasbro does not offer to extend the term for at least an additional year on comparable terms and conditions as those set forth in the CEO Employment Agreement or the parties cannot otherwise mutually agree upon the terms of an agreement for Mr. Cocks to remain employed with Hasbro, then Mr. Cocks is eligible to receive (i) payment of his then-current base salary for a period of 18 months following the date of termination of employment, (ii) an amount equal to 1.5 times his target bonus, payable in equal installments over an 18 month period from the effective date of termination, (iii) certain premium payments by Hasbro for continued medical and dental insurance under COBRA for up to 18 months from the effective date of termination, (iv) a Pro-Rata Bonus for the year in which the date of termination occurs, and (v) Pro-Rata PSU Vesting of performance share units in accordance with the Pro-Rata PSU Vesting Schedule. All outstanding equity awards other than the performance share units shall be treated in accordance with their terms, without any forward vesting.

•

If Mr. Cocks’s employment terminates by reason of his death or Disability (as defined in the CEO Employment Agreement), Mr. Cocks (or his estate) is entitled to receive the Pro-Rata Bonus, as well as accelerated vesting of (and lapse of restrictions on) all unexpired, unvested stock options and time-based restricted stock units and a one-year exercise period for stock options. In addition, if the termination of employment is due to Disability, he will be entitled to Pro-Rated PSU vesting pursuant to the Pro-Rata PSU Vesting Schedule based on actual company performance over the periods. If the termination of employment is due to death, Mr. Cocks’s estate or beneficiaries shall be issued the number of shares of common stock that is computed by multiplying: (i) the target number of shares corresponding to 100% achievement of the performance metrics multiplied by (ii) a fraction, the numerator of which is the number of days from the start of the applicable performance period to the date of termination and the denominator of which is the total number of days in the applicable performance period.

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The Employment Agreement contains certain post-employment restrictions on Mr. Cocks, including non-competition and non-solicitation provisions.

Offer Letters with Gina Goetter, Tim Kilpin and John Hight

Under the terms of an offer letter dated April 3, 2023, Ms. Goetter, our Chief Financial Officer and Chief Operating Officer, receives an annual base salary of $1,000,000. She is eligible to receive an annual incentive award with a target value equal to 100% of her earned base salary and is eligible to receive awards under the Company’s long-term equity incentive program with an annual target value equal to 300% of her annualized base salary. The annual incentive and long-term incentive targets are reviewed periodically by the Compensation Committee. In 2023, Ms. Goetter received a sign on cash bonus of $350,000 and a one-time restricted stock award with a grant date value of $4,000,000 that vests in equal annual installments over three years from the date of grant. Ms. Goetter’s severance benefits are covered under the Company’s Severance Benefits Plan.

Under the terms of an offer letter dated March 29, 2023, Mr. Kilpin, President, Toys, Board Games, Licensing and Entertainment, receives an annual base salary of $850,000. He is eligible to receive an annual incentive award with a target value equal to 75% of his earned base salary (a minimum of $637,500), and is eligible to receive awards under the Company’s long-term equity incentive program with an annual target value equal to 200% of his annualized base salary. The annual incentive and long-term incentive targets are reviewed periodically by the Compensation Committee. In 2023, Mr. Kilpin received a one-time restricted stock award with a grant date value of $2,000,000 that vests in equal annual installments over three years from the date of grant. Mr. Kilpin’s severance benefits are covered under the Company’s Severance Benefits Plan.

Under the terms of an offer letter dated June 20, 2024, Mr. Hight, our President, Wizards of the Coast and Digital Gaming, receives an annual base salary of $725,000. He is eligible to receive an annual incentive award with a target value equal to 100% of his earned base salary and is eligible to receive awards under the Company’s long-term equity incentive program with an annual target value equal to 250% of his annualized base salary. The annual incentive and long-term incentive targets are reviewed periodically by the Compensation and Talent Committee. In 2024, Mr. Hight received a sign on cash bonus of $450,000, payable 50% within two pay cycles of start date and 50% after six months of employment (February 2025), and a one-time restricted stock award with a grant date value of $3,500,000 that vests in equal annual installments over three years from the date of grant. Mr. Hight’s severance benefits are covered under the Company’s Severance Benefits Plan.

Agreement with Matt Austin

In October 2024, Hasbro European Services entered into an Agreement with Mr. Austin (the “Austin Agreement”), pursuant to which the Company provided him with a six-month transitional period starting September 30, 2024 through March 31, 2025 (the “Termination Date”). Until December 31, 2024. Mr. Austin continued to perform his normal duties and then transitioned into an advisory role.

Pursuant to the Austin Agreement, Mr. Austin continued to (i) receive his current base salary as in effect on September 30, 2024, payable in accordance with the Company’s regular payroll practices, (ii) generally participate in the benefit plans and arrangements in which he participated as of the effective date of his notice period, and (iii) vest in outstanding equity-based awards subject to, and in accordance with, their respective terms through the Termination Date.

Following his departure from the Company, Mr. Austin will receive a payment of 582,059 GBP, less any appropriate deductions for income tax and employees’ National Insurance contributions, and inclusive of Mr. Austin’s statutory redundancy entitlement.

Change in Control Severance Plan for Designated Senior Executives

The Company maintains the Hasbro, Inc. Change in Control Severance Plan for Designated Senior Executives (the “Change in Control Plan”). In fiscal 2024, participants in the Change in Control Plan included each of the NEOs while they were Section 16 officers. Under the Plan, if a Change in Control (as defined in the Change in Control Plan) occurs and the covered executive’s employment is terminated by the Company without Cause (as defined in the

53

Change in Control Plan) or the covered executive resigns from the Company with Good Reason (as defined in the Change in Control Plan) in the 24 month period following the Change in Control, the covered executive will be entitled to the following payments and benefits: (A) two times (i) the sum of the covered executive’s annual base salary in effect on the date of termination (or, if higher, immediately preceding the Change in Control) and (ii) the percentage of earned salary, which constitutes the target bonus for the covered executive assuming target Company performance under the annual incentive plan in place at the time of termination, and (B) payment by the Company of the employer and employee premiums for continued health coverage for the covered executive and his/her covered dependents for the shorter of 18 months following cessation of employment and the period for which the individuals are eligible for and elect such coverage.

The annual base salary and target bonus payouts will be reduced by an amount equal to the total severance payments to which the covered executive is entitled to receive or will receive under any other severance plan, policy or individual agreement applicable to the covered executive’s employment termination. The severance payments and benefits above are subject to the covered executive complying with a non-competition covenant, which is effective while the covered executive is employed by the Company and for a period of 18 months after the covered executive’s employment ends, regardless of the reason for the termination of employment. The Change in Control Plan does not provide for any tax gross-ups and does not provide benefits to the executive unless their employment with the Company is terminated.

CEO Pay Ratio

We are providing the following disclosure in accordance with the requirement of Section 402(u) of Regulation S-K promulgated by the SEC (the “SEC rules”). To calculate the 2024 CEO pay ratio, we identified a new median employee given changes that occurred in our employee population during 2024. As is permitted under the SEC rules, in fiscal 2024, to determine our median employee, we chose “base salary” as our consistently applied compensation measure, annualized for any full-time or part-time employees that did not work the entire fiscal year. We used December 29, 2024 as the date for determining the employees to be considered in computing the pay ratio.

As of year-end 2024, we employed approximately 4,985 people worldwide, with approximately 54% of our employees in North America (47% in the United States; 7% in Canada), 20% in Europe, 18% in Asia Pacific, and 8% in Latin America (includes Mexico).

We determined that the median employee’s total compensation (as would be computed for purposes of the Summary Compensation Table) was $105,311. The 2024 total compensation for our CEO, Mr. Cocks, as shown in our Summary Compensation Table above, is $16,841,413. As a result, our estimate of the ratio of CEO pay to median employee pay, with our CEO, is 160:1.

This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules, as described above. As the SEC rules allow for companies to adopt a wide range of methodologies, to apply country exclusions and to make reasonable estimates and assumptions that reflect their compensation practices to identify the median employee and calculate the CEO pay ratio, the pay ratios reported by other companies may not be comparable to the pay ratio reported above.

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Pay Versus Performance
The following table provides information regarding compensation paid to the Company’s Chief Executive Officer and other Named Executive Officers along with the cumulative total shareholder return of the Company and the Total Shareholder Return of the Russell 1000 Consumer Discretionary Index, the Company’s net income and the Company’s revenue, which is the Company’s most important financial performance measure used by the Company to link compensation actually paid to the Company’s named executive officers, for 2024, to Company performance.

	Cocks		Stoddart		Goldner

							Value of Initial Fixed $100 Investment Based on			Company Selected Measure

Year (1)	Summary Compensation Table (SCT) for CEO	Compensation Actually Paid (CAP) to CEO	Summary Compensation Table (SCT) for CEO	Compensation Actually Paid (CAP) to CEO	Summary Compensation Table (SCT) for CEO	Compensation Actually Paid (CAP) to CEO	Average SCT Total for Other NEOs (2)	Average CAP to Other NEOs (2)	TSR (HAS) (3)	TSR (Russell 1000 Consumer Discretionary Index)	Net Income (GAAP)	Revenue

2024	$16,841,413	$16,242,609	n/a	n/a	n/a	n/a	$5,151,928	$5,562,148	$65.09	$196.92	$385,600,000	$4,135,500,000

2023	$15,110,869	$14,122,972	n/a	n/a	n/a	n/a	$5,507,043	$3,166,764	$55.93	$147.76	$(1,489,300,000)	$5,003,326,000

2022	$9,443,047	$3,460,022	$270,000	$(574,022)	n/a	n/a	$7,444,885	$2,209,062	$60.60	$108.23	$203,500,000	$5,856,700,000

2021	n/a	n/a	$3,130,233	$3,198,778	$23,714,681	$29,079,175	$6,265,507	$7,724,029	$98.45	$164.69	$428,700,000	$6,420,400,000

2020	n/a	n/a	n/a	n/a	$16,668,010	$6,508,847	$9,964,919	$7,610,559	$91.07	$138.64	$222,500,000	$5,465,400,000

	2024

Adjustments (4)	CEO (Cocks)	Other NEOs (2)

Total from Summary Compensation Table	$16,841,413	$5,151,928

Adjustments for defined benefit and actuarial plans

Subtract: Pension Value Reported in SCT	$—	$—

Add: Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$—	$—

Total Impact: Adjustments for defined benefit and actuarial plans	$—	$—

Adjustments for stock and options awards

Subtract: SCT Amounts	$(10,500,024)	$(3,356,303)

Add: Fair value at year-end of any equity awards granted in the covered FY that are outstanding and unvested as of the end of the covered FY	$11,910,062	$3,584,376

+/-: Year-over-Year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	$1,939,282	$74,528

Add: Vesting date fair value of awards granted any vesting during such year	$—	$—

+/-: Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	$(69,560)	$107,620

Subtract: Forfeited Awards	$—	$—

Total Impact: Adjustments for stock and option awards	$(598,804)	$410,220

Compensation Actually Paid (as calculated)	$16,242,609	$5,562,148

(1)
The other NEOs were Mr. Cocks (2021), Ms. Deborah Thomas (2020-2023), Messrs. John Frascotti, Darren Throop & Dolph Johnson (2020 and 2021), Mr. Throop (2022), Ms. Cynthia Williams and Mr. Eric Nyman (2022 and 2023), Ms. Goetter and Mr. Kilpin (2023 and 2024), Mr. Tarrant Sibley (2023), and Messrs. Hight & Austin (2024).

(2)	Amounts presented are averages for the entire group of other NEOs.

(3)
Total Shareholder Return (TSR) data is calculated based on an initial measurement date of December 29, 2019 and reflects: For 2024 – 5 year (December 29, 2019 – December 29, 2024); 2023 - 4 year (December 29, 2019 - December 31, 2023); 2022 – 3 year (December 29, 2019 – December 25, 2022); for 2021 – 2 year (December 29, 2019 – December 26, 2021); and for 2020 – 1 year (December 29, 2019 – December 27, 2020). 2021 Hasbro TSR has been restated, in the 2024 proxy statement, TSR was presented as $38.45.

(4)
The table describes the adjustments, each of which is prescribed by SEC rule, to calculate the CAP Amount from the Summary Compensation Table (SCT) amount. The SCT Amount and the CAP Amount do not reflect the actual amount of compensation earned by or paid during the applicable year but rather are amounts determined in accordance with SEC rules contained in Item 402 of Regulation
S-K
under the Exchange Act.

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Financial Performance Measures
The following table lists the most important financial performance measures used to link compensation actually paid to our NEOs for 2024 to Company performance.

Performance Measure	Primary Measure	Short-Term Incentive Measure	Performance Share Unit Performance Measure

Net Revenue	X	X

Operating Profit Dollars		X

Strategic Cost-savings		X

EPS			X

Relative TSR Modifier			X
Relationship Between Pay and Financial Performance
The charts below reflect the relationship between Mr. Cocks, Mr. Stoddart and Mr. Goldner and the other NEOs Average CAP compared to Hasbro’s revenue, TSR and net income over the five most recently completed fiscal years in accordance with the methodology described above.

Compensation Actually Paid (CAP) vs. Revenue (2020 - 2024)
Revenue ($M)
Compensation Actually Paid ($M)
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
$5,465
$6,420
$5,857
$5,003
$4,136
$6.5
$7.6
$3.2
$29.1
$7.7
$3.5
-$0.6
$2.2
$14.1
$3.2
$16.2
$5.6
2020
2021
2022
2023
2024
Calendar Year
CEO (Cocks)
CEO (Stoddart)
CEO (Goldner)
Other NEOs Average CAP
Revenue

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Compensation Actually Paid (CAP) vs. TSR (2020 - 2024)
Total Shareholder Return
Compensation Actually Paid ($M)
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
$138.64
$164.69
$29.1
$108.23
$147.76
$196.92
$16.2
$14.1
$91.07
$6.5
$7.6
$98.45
$7.7
$3.5
$3.2
$60.60
$2.2
-$0.6
$55.93
$3.2
$65.09
$5.6
2020
2021
2022
2023
2024
Calendar Year
CEO (Cocks)
CEO (Stoddart)
CEO (Goldner)
Other NEOs Average CAP
Hasbro TSR
Peer Group TSR

Compensation Actually Paid (CAP) vs. Net Income (2020 - 2024)
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
Net Income ($M)
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
Compensation Actually Paid ($M)
2020
2021
2022
2023
2024
$223
$429
$204
($1,489)
$386
$6.5
$7.6
$3.2
$29.1
$7.7
$3.5
-$0.6
$2.2
$14.1
$3.2
$16.2
$5.6
Calendar Year
CEO (Cocks)
CEO (Stoddart)
CEO (Goldner)
Other NEOs Average CAP
Net Income

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Compensation Committee Interlocks and Insider Participation
The members of the Committee as of the 2024 fiscal year end were Lisa Gersh (Chair), Elizabeth Hamren, Laurel Richie and Richard Stoddart. None of the members of the Committee during fiscal 2024 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the Committee or Board of any other entity which had an executive officer serving as a member of the Company’s Board or the Committee during fiscal 2024. There were no transactions in 2024 between the Company and any member of the Committee for any part of 2024 that would require disclosure under Item 404 of Regulation
S-K
of the rules and regulations of the SEC.

58

Shareholder Advisory Vote on Compensation for Named Executive Officers (Proposal 2)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE COMPANY’S COMPENSATION FOR ITS NAMED EXECUTIVE OFFICERS.

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking shareholder approval for the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”. Shareholders are urged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders of Hasbro, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to the rules of the Securities and Exchange Commission in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation.”

At our 2023 Annual Meeting we recommended to our shareholders that we have an annual advisory vote on the compensation of our Named Executive Officers. The recommendation of having this vote annually was overwhelmingly supported by our shareholders, with 91.0% of the shares voting on that proposal indicating they supported an annual vote. In keeping with the expressed interests of our shareholders, we will continue to have annual advisory votes on the compensation of our Named Executive Officers.

Hasbro has engaged regularly with our shareholders on financial, compensation and ESG matters for years. We do this as part of our commitment to be responsive to shareholders and to ensure that our actions are informed by the viewpoints of you, our investors. The views expressed by our shareholders on our executive compensation programs are carefully considered by the Compensation and Talent Committee and the full Board of Directors as they design our compensation programs. Feedback from our investors is taken into account by the Compensation and Talent Committee in structuring our executive compensation program. At our 2024, 2023 and 2022 Annual Meetings approximately 87.6%, 91.4% and 88.0%, of the shares voting approved the compensation of our Named Executive Officers.

We have designed our compensation programs for our Named Executive Officers in the way we believe enables the Company to attract, retain and motivate top executive talent, maximizes the performance of those executives in furthering the objectives of the Company, aligns our realized executive compensation with the Company’s performance in meeting its financial and strategic objectives and with the delivery of total shareholder return, and promotes the creation of long-term shareholder value, all while containing the cost of the executive compensation program to a level the Compensation and Talent Committee believes is reasonable and appropriate. To further these objectives, the vast majority of the compensation opportunity for our Named Executive Officers is tied to achievement of Company and/or business unit performance targets which are based upon the Board-approved operating and strategic plans and/or to increases in the value of our stock. We design our executive compensation program in the way we believe best promotes the interests of you, our shareholders, and we are committed to being responsive to the views of our shareholders on our compensation programs and governance practices.

Approval

Although the vote is non-binding, the Board of Directors and Compensation and Talent Committee of the Company will carefully consider the results of this vote in connection with their ongoing evaluation, and establishment, of the Company’s compensation arrangements and programs for the Company’s Named Executive Officers.

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting on this shareholder advisory vote is required for approval of the resolution. Abstentions are considered shares entitled to vote on the proposal, and as such, abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

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Proposal to Ratify the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year (Proposal 3)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025.

The Audit Committee has selected KPMG LLP (“KPMG”), independent registered public accounting firm, to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 28, 2025 (“Fiscal 2025”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Annual Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2025 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and makes the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of the independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate. The Report of the Audit Committee following this proposal contains a discussion of the factors considered by the Audit Committee in selecting the independent registered public accounting firm.

In connection with submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2025 to the shareholders for their ratification the Audit Committee notes:

•

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has appointed KPMG LLP as the Company’s independent external auditor for Fiscal 2025.

•

Peat, Marwick, Mitchell & Co. was retained by the Company as its external auditor and issued an auditors’ report in connection with the Company’s initial public offering of stock in 1968. KPMG was formed in 1987 when Peat Marwick International and Klynveld Main Goerdeler merged along with their respective member firms. As such, KPMG, or a predecessor firm of KPMG, has been retained as the Company’s external auditor since at least 1968.

•

In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. Among other things, the Audit Committee considers the importance of the external audit firm’s understanding our business, the firm’s expertise and qualifications, external audit firms we retain for other company purposes, such as M&A, tax and other advisory services, and firms retained by our competitors.

•

In conjunction with the mandated rotation of KPMG’s lead engagement partner for the Company, the Audit Committee and its Chair are involved in reviewing and considering the selection of the replacement lead engagement partner.

•	The members of the Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s external auditor is in the best interests of the Company and its investors.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal.

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Report of the Audit Committee of the Board of Directors

The Audit Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of The NASDAQ Stock Market’s corporate governance listing standards.

All members of our Audit Committee during 2024 possessed significant financial, business and accounting expertise.

•

Mr. Jorgensen, Chair of the Committee, has served in senior executive positions with leading digital gaming and technology companies, including as Chief Financial Officer of Electronic Arts Inc. and PayPal Holdings, Inc., and has over 40 years of experience in finance across industries.

•

Ms. Cochran joined the Madrona Venture Group as a partner in 2017 and became Managing Director in 2018. Prior to that, Ms. Cochran served in senior finance positions with several companies, most recently as Chief Financial Officer of King Digital Entertainment plc from 2013 to 2016, and as Chief Financial Officer of Clearwire, Inc. prior to that.

•

Mr. Harris has served in senior executive leadership positions for large consumer-oriented companies, including as Chief Executive Officer of Jack in the Box, Inc., a publicly traded restaurant chain, between 2020 and 2025.

•

Mr. Mahoney served as Chief Executive Officer of Nexon Co. Ltd., a global digital gaming company, from 2014 until 2024, and prior to that was Chief Financial Officer of Nexon between 2010 and 2014 where he was responsible for managing the Company’s finances, global operations, investments and strategic alliances.

The Audit Committee operates under a written charter, which is available on the Company’s website at https://hasbro.gcs-web.com/corporate-governance. Under the charter, the Audit Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditors) and oversee the independent auditors’ work; and

•	Assist the Board in its oversight of the:

○	integrity of the Company’s consolidated financial statements and financial reporting;

○	Company’s compliance with legal and regulatory requirements;

○	Company’s system of internal controls;

○	Company’s significant financial and other risks and exposures;

○	independent auditors’ qualifications and independence;

○	performance of the Company’s internal audit function and independent auditors; and

○	the Company’s programs, governance, systems, controls and procedures relating to cybersecurity, data privacy and data protection.

In carrying out these responsibilities the Audit Committee reviews all earnings releases and quarterly and annual financial reports prepared by management, and discusses such releases and reports with management, prior to their issuance and filing with the SEC. The Audit Committee supervises the relationship between the Company and the independent auditors and has direct responsibility for the appointment and compensation of the independent auditors, as well as for reviewing and approving the scope of the audit and all audit and permitted non-audit services.

The Committee met eleven (11) times during 2024. Many of the Committee’s meetings include executive sessions in which the Committee meets separately with the independent auditors, the Company’s head of internal audit and with members of the Company’s management.

As part of its oversight function, the Audit Committee discusses with the Company’s internal auditor and independent auditors, with and without management present, the overall scope and plans for their respective audits, and the Committee approves such audit plans. The Audit Committee reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls, including the Company’s code of conduct. The Audit Committee maintains procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, as well as a policy regarding the hiring of former employees of the independent auditor.

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The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors, internal legal and compliance personnel and the independent auditors the Company’s significant financial and other risks and exposures, and guidelines and policies relating to enterprise risk assessment and risk management, such as cybersecurity and data privacy, including the Company’s procedures for monitoring and controlling such risks.

The Audit Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee reviews and discusses with management and the independent auditors all annual and quarterly consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the SEC. The Audit Committee also discusses with management, on a quarterly basis, management’s evaluation of the Company’s internal controls over financial reporting and disclosure controls.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. In selecting the independent auditor the Audit Committee reviews the recent and historical performance of the current independent auditors and their expertise and capability in handling the types and breadth of issues facing the Company and the geographic reach of the Company’s business, discusses with management their view on the performance of the auditor, reviews and discusses the results of the most recent Public Company Accounting Oversight Board (United States) (PCAOB) and peer reviews of the current independent auditor, as well as any significant regulatory or legal proceedings involving the independent auditor, considers the tenure of the independent auditors, including the benefits from knowledge gained by the auditors of the Company’s business over time, reviews the reasonableness of the independent auditors’ fees, discusses alternate potential choices for independent auditor and considers the relative merits of retaining the current independent auditor as compared to appointing another independent auditor. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent audit firm. Among other things, the Audit Committee considers the importance of the external audit firm’s understanding of our business, the firm’s expertise and qualifications, external audit firms we retain for other company purposes, such as M&A, tax and other advisory services, and firms retained by our competitors.

The Audit Committee is directly responsible for approving the fees of the independent auditors and in doing so they review fee benchmarking information regarding audit and non-audit fees paid by multinational companies which are comparable in terms of size, complexity, and type of financial and accounting issues to the Company. When the audit engagement partner is due to rotate off the Company’s audit team following five years of service, such as was the case for fiscal year 2022, the Audit Committee and its Chair meets with potential candidates within the independent auditors to replace the audit engagement partner and the Committee reviews and considers the selection of the audit engagement partner to ensure the Company receives the highest quality replacement.

While the Audit Committee selects the independent auditors and oversees their work, the independent auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting.

The Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the fiscal year ended December 29, 2024 and the Company’s report on the effectiveness of internal controls over financial reporting as of December 29, 2024, as well as the independent auditors’ audit of those financial statements and the Company’s internal controls over financial reporting. The Audit Committee has also reviewed and discussed with the independent auditors the matters required to be discussed by the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent auditors the audit and permitted non-audit services they provide to the Company and any other matters that might impact their independence from management, the Audit Committee has determined that the approved non-audit services being provided by the independent auditor do not impact the auditor’s independence, and the Audit Committee has received from the independent auditors the written disclosures and letters required by the applicable requirements of the PCAOB.

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Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph and the other oversight actions discussed above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited consolidated financial statements for the fiscal year ended December 29, 2024 in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee has also selected, and the Board has approved the selection of, KPMG LLP as the independent auditor for Fiscal 2025.

Report issued by the members of the Audit Committee as of the 2024 fiscal year end.

Blake J. Jorgensen (Chair)

Hope F. Cochran

Darin S. Harris

Owen Mahoney

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Additional Information Regarding Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by KPMG LLP for the integrated audits of the Company’s annual consolidated financial statements and effectiveness of internal control over financial reporting for fiscal 2024 and 2023, as well as fees for other services rendered by KPMG to the Company during fiscal 2024 and 2023.

	2024	2023

Audit Fees(1)	$5,999,000	$7,205,000

Audit-Related Fees(2)	$530,000	$1,301,000

Tax Fees(3)	$1,024,000	$1,016,000

All Other Fees(4)	$0	$834,000

Total Fees	$7,553,000	$10,356,000

(1)

Audit Fees consist of services related to the audits of the Company’s consolidated financial statements, interim reviews, statutory audits, and comfort letters rendered in connection with the Company’s securities offering.

(2)

Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans, audits of carve-out financial statements in connection with the sale of the eOne film and television business (fiscal 2023), accounting and reporting consultations, and agreed upon procedures reports.

(3)

Tax Fees consist primarily of fees for tax compliance services, such as assistance with the preparation and/or review of tax returns and other required filings, advice in connection with tax examinations, as well as fees for other tax consultations rendered to the Company.

(4)	In 2023, represents fees associated with due diligence support provided in preparation of financial information in connection with the sale of the eOne Film and TV business.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation for and overseeing the services of the independent registered public accounting firm (hereafter referred to as the independent auditors). In fulfilling this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditors.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Audit Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditors for that fiscal year.

•

A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditors for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year, management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the

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course of the year for which the Company desires to retain KPMG. Pre-approval of such services can be made either pursuant to a policies and procedures approach, or pursuant to specific approval. Under a policies and procedures approach, the Audit Committee has specified that additional services in the following categories can be undertaken by KPMG if they fall within the individual dollar limits per project and aggregate dollar limits for all projects of that type per year set forth below and are reported to the Audit Committee at its next meeting:

Category of Service	Individual Limit	Aggregate Limit

Accounting/Reporting Advice	$5,000	$15,000

Other Audit-related services	$5,000	$15,000

Tax Compliance	$20,000	$50,000

Tax Advice	$25,000	$50,000

Customs and VAT	$10,000	$25,000

For additional projects that do not fall within the policies and procedures limits set forth above, those projects can be specifically pre-approved by the Audit Committee in the following manner. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

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Voting Securities and Principal Holders

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 12, 2025 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. There were 139,893,195 shares of Common Stock outstanding on March 12, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group (“Vanguard”)(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	15,763,199	11.3%

Capital Research Global Investors (“Capital Research”)(2) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	15,381,255	11.1%

BlackRock, Inc. (“BlackRock”)(3) 50 Hudson Yards New York, New York 10001	8,625,808	6.2%

Alan G. Hassenfeld(4) Hassenfeld Family Initiatives LLC 101 Dyer Street, Suite 401 Providence, Rhode Island 02903	7,409,226	5.3%

(1)

Includes 164,428 shares over which Vanguard shares voting power, 15,192,474 shares over which Vanguard has the sole power to dispose or direct the disposition of, and 570,725 shares over which Vanguard shares the power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the SEC with respect to holdings of the Company’s Common Stock as of December 31, 2023.

(2)

Capital Research has sole power to vote or to direct the vote of 15,380,872 shares and sole power to dispose or direct the disposition of all 15,381,255 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the SEC with respect to holdings of the Company’s Common Stock as of December 31, 2023.

(3)

BlackRock has sole power to vote or to direct the vote of 8,313,593, shares and sole power to dispose or direct the disposition of all 8,625,808 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the SEC with respect to holdings of the Company’s Common Stock as of January 31, 2025.

(4)

Includes 2,157,831 shares held as one of the trustees of trusts for the benefit of family members and/or Mr. Hassenfeld, 5,023,585 shares held as sole trustee of trusts for Mr. Hassenfeld’s benefit and 4,619 shares held directly by Mr. Hassenfeld. Also includes 223,191 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and one of the directors. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein. This information is based upon information furnished by the shareholder or contained in filings made with the SEC.

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Ownership of Management

The following table sets forth information, as of March 12, 2025, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee proposed by the Board for election to the Board, each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Name of Director, Nominee or Executive Officer (1)	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)

Matt Austin(2)	70,908	*

Hope F. Cochran	18,491	*

Chris Cocks(3)	484,467	*

Lisa Gersh(4)	78,485	*

Frank D. Gibeau	3,410	*

Gina Goetter(5)	98,054	*

Elizabeth Hamren	8,025	*

Darin S. Harris	3,410	*

John Hight(6)	54,966	*

Blake J. Jorgensen	8,025	*

Timothy Kilpin(7)	74,996	*

Owen Mahoney	3,410	*

Laurel J. Richie(8)	10,476	*

Richard S. Stoddart(9)	55,652	*

Mary Beth West(10)	18,491	*

All Current Directors and Executive Officers as a Group (includes 17 persons)(11)	1,185,718	*

*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 139,893,195 shares of Common Stock outstanding on March 12, 2025.

(2)

Includes currently exercisable options and options exercisable within sixty days of March 12, 2025 to purchase 43,762 shares and unvested restricted stock units, together with accrued unvested dividend equivalent units, to acquire 20,141 shares.

(3)

Includes currently exercisable options and options exercisable within sixty days of March 12, 2025 to purchase 299,595 shares and unvested restricted stock units, together with accrued unvested dividend equivalent units, to acquire 88,404 shares.

(4)	Includes 35,110 shares the receipt of which is deferred until Ms. Gersh retires from the Board and 40,958 shares deemed to be held in Ms. Gersh’s stock unit account under the Deferred Plan.

(5)	Includes unvested restricted stock units, together with accrued unvested dividend equivalent units, to acquire 77,419 shares.

(6)	Includes unvested restricted stock units, together with accrued unvested dividend equivalent units, to acquire 54,923 shares.

(7)

Includes currently exercisable options and options exercisable within sixty days of March 12, 2025 to purchase 11,482 shares and unvested restricted stock units, together with accrued unvested dividend equivalent units, to acquire 48,599 shares.

(8)	Comprised of 10,476 shares the receipt of which is deferred until Ms. Richie retires from the Board.

(9)	Comprised of 23,034 shares the receipt of which is deferred until Mr. Stoddart retires from the Board and 16,147 shares deemed to be held in Mr. Stoddart’s stock unit account under the Deferred Plan.

(10)	Comprised of 13,631 shares the receipt of which is deferred until Ms. West retires from the Board.

(11)

Includes 449,351 shares purchasable by directors and executive officers upon exercise of currently exercisable options or options exercisable within sixty days of March 12, 2025; 353,374 shares subject to unvested restricted stock units, together with accrued unvested dividend equivalent units; 82,251 shares deemed to be held in director stock unit accounts under the Deferred Plan; and 57,105 shares the receipt of which has been deferred by directors until they retire from the Board.

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Equity Compensation Plans

The following table summarizes information, as of December 29, 2024, relating to equity compensation plans of the Company pursuant to which grants of stock options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)

Equity compensation plans approved by shareholders(1)	4,736,129(2)	$76.11	3,178,161(4)

Equity compensation plans not approved by shareholders	—	—	—

Total	4,736,129(2)	$76.11	3,178,161(4)

(1)	The only shareholder approved plan which was in effect as of December 29, 2024 was the 2003 Plan.

Included in shares which may be issued pursuant to outstanding awards is the target number of shares subject to outstanding performance share awards under the 2003 Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards. Also included in shares to be issued pursuant to outstanding awards are shares granted to outside directors to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)

Comprised of 1,529,945 shares subject to outstanding stock option awards, 725,029 shares subject to outstanding performance share awards (reflecting such awards at their actual payout percentage for those awards where the performance period has been completed and target numbers for those awards where the performance period has not been completed), and 2,401,827 shares subject to outstanding restricted stock unit awards and 79,328 shares subject to deferred stock awards.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	All such shares are eligible for issuance as performance share awards, restricted stock or deferred restricted stock, or other stock awards under the 2003 Plan.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Hasbro’s executive officers and directors and persons who beneficially own more than 10% of our Common Stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish Hasbro with copies of all Section 16(a) reports that they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, we believe that during fiscal 2024 all Reporting Persons complied with all applicable reporting requirements under Section 16(a).

Certain Relationships and Related Person Transactions

The Company has a policy that any transaction which would require disclosure under item 404(a) of Regulation S-K of the rules and regulations of the SEC, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related person transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related person transactions will not impair the involved person’s service to, and exercise of judgement on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 21, entitled “Code of Conduct; Conflicts of Interest” of the Company’s Corporate Governance Principles.

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Questions and Answers about the Proxy Materials and the Annual Meeting

Q:	Why am I receiving this proxy statement?

A:

You are receiving this Proxy Statement and the accompanying proxy materials because you were a shareholder of record of the Company’s Common Stock at the close of business on March 27, 2025 (the “Record Date”) and you otherwise are entitled to notice of, and to vote at, the Annual Meeting. Your Board of Directors is delivering this Proxy Statement and the accompanying proxy materials, including a proxy card, to you in connection with the solicitation of proxies by and on behalf of your Board, for use at the Annual Meeting, which will take place on May 21, 2025, and at any adjournments and postponements thereof. This Proxy Statement is intended to assist you in making an informed vote on the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card and other materials are first being mailed on or about April 4, 2025 in connection with the solicitation of proxies on behalf of your Board.

Q:	What matters will be voted on at the Annual Meeting?

A:

Proposal 1 — Election of ten (10) directors to your Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Your Board unanimously recommends that you vote “FOR ALL” of your Board’s nominees: Hope F. Cochran, Christian P. Cocks, Lisa Gersh, Frank D. Gibeau, Elizabeth Hamren, Darin S. Harris, Owen Mahoney, Laurel J. Richie, Richard S. Stoddart and Mary Beth West.

Proposal 2 — An advisory vote to approve the compensation of the Company’s Named Executive Officers.

Proposal 3 — Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2025.

Q:	What are the recommendations of the Board of Directors?

A:	Your Board of Directors unanimously recommends that you vote your shares as follows:

•	“FOR ALL” the nominees proposed by your Board of Directors.
•	“FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers.

•	“FOR” the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for fiscal 2025.

Q:	Who may vote at the Annual Meeting?

A:

Shareholders of Hasbro at the close of business on the Record Date are entitled to vote on all items being voted on at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 140,126,015 shares of Hasbro Common Stock outstanding. Each share of Hasbro Common Stock is entitled to one vote.

Q:	Who can attend the Annual Meeting?

A:

Attendance at the Annual Meeting through the website www.meetnow.global/M9CJTDM or any adjournment or postponement thereof will be limited to shareholders of the Company as of the close of business on the Record Date and guests. You will not be able to attend the Annual Meeting in person at a physical location.

Q:	How can I attend the Annual Meeting?

A:	Registered Holders.

As a registered holder, you will be able to attend the Annual Meeting online, ask a question and vote by visiting www.meetnow.global/M9CJTDM and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

Beneficial Holders.

If you hold your shares in street name as a beneficial holder and wish to attend the Annual Meeting, you have two options:

•

Option 1 Register in Advance. You may register in advance by submitting proof of your proxy power by submitting a “legal proxy” form that you can obtain from your broker by following the instructions on their voting instructions. Upon receipt, send the legal proxy reflecting your holdings in Hasbro along with your name and email address to Computershare Trust Company (“Computershare”) by email or

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mail as set forth below. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 16, 2025.

By email: Forward the email from your broker and attach an image of your legal proxy, to legalproxy@computershare.com.

By mail: Computershare

Hasbro Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

•	Option 2 Register at the Annual Meeting. For the 2025 proxy season, an industry solution has been agreed upon to allow beneficial holders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use this traditional, paper-based option.

In any event, please go to www.meetnow.global/M9CJTDM for more information on the available options and registration instructions. The online meeting will begin promptly at 11:00 A.M. Eastern Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.

Q:	How can I attend the Annual Meeting as a guest?

A:

Guests will be allowed to attend the Annual Meeting by accessing the website www.meetnow.global/M9CJTDM, beginning 15 minutes prior to the Annual Meeting’s scheduled start time and following the instructions provided to attend. Guests at the Annual Meeting will be able to listen to the Annual Meeting but will not be able to vote nor submit a comment or question during the Annual Meeting.

Q:	Do I need to register to attend the Annual Meeting virtually?

A:

Registration is only required if you are a Beneficial Holder choosing to use the “Register in Advance” option set forth above. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. Shareholders attending the meeting virtually will be able to submit questions before or during the Annual Meeting using the Q&A icon. To submit questions in advance of the Annual Meeting, visit www.meetnow.global/M9CJTDM before 11:00 A.M. Eastern Time on May 21, 2025.

Shareholders who attend the Annual Meeting virtually via the Internet will have the opportunity to participate fully in the Annual Meeting.

Q:	What shares are included on the enclosed proxy card?

A:

If you are a Registered shareholder of Hasbro as of the Record Date, the enclosed proxy card represents all shares of Hasbro Common Stock that are registered in your name, including shares purchased through the Computershare CIP, a Direct Stock Purchase and Dividend Reinvestment Plan for Hasbro.

If your shares are held through a broker, bank or other nominee, your broker, bank or other nominee has enclosed a voting instruction form for you to use to direct it how to vote the shares held by such broker, bank or other nominee. Please return your completed voting instruction form to your broker, bank or other nominee. If your broker, bank or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well.

If you hold shares in the Hasbro Retirement Savings Plan, you will receive paper proxy materials together with a proxy card reflecting your shares held in the Plan, along with any shares you may hold as a registered holder, if applicable. If you consented to receive proxy materials electronically, you will receive an email notification with links to the proxy materials and the Internet site to vote your shares.

Q:	What does it mean if I receive more than one proxy card on or about the same time?

A:	It generally means that you hold shares registered in more than one account. In order to vote all of your shares, please sign, date and return each

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proxy card or voting instruction form in the postage-paid envelope provided or, if you vote via the Internet or telephone, please be sure to vote using each proxy card or voting instruction form you receive. The latest-dated, validly executed proxy you submit will be counted, and, if you wish to vote as recommended by your Board of Directors, then you should only submit proxy cards.

Q:	How do I vote my shares?

A:

We encourage all shareholders to submit proxies in advance of the Annual Meeting by telephone, by Internet or by mail. Sending your proxy by any of these methods will not affect your right to virtually attend and vote at the Annual Meeting or by executing a proxy designating a representative to vote for you at the Annual Meeting.

If you are a Registered shareholder as of the Record Date, you can vote by following the instructions on the notice, email or the proxy card you received to vote by (i) telephone or Internet, (ii) by completing, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided or (iii) by attending the Annual Meeting virtually and voting during the meeting as described below under the heading “How do I vote my shares during the Annual Meeting?”

If you hold shares through a broker, bank or other nominee, that institution has enclosed a voting instruction form for you to use to direct it how to vote those shares held by such broker, bank or other nominee. Your ability to vote by telephone or over the Internet depends upon your broker, bank or other nominee’s voting process. Please follow the instructions on your voting instruction form carefully.

Even if you plan to attend the Annual Meeting virtually, we encourage you to vote your shares by submitting your proxy card or voting instruction form in advance of the Annual Meeting.

Q:	How do I vote my shares during the Annual Meeting?

A:

If you are a registered shareholder or a Beneficial holder you can vote during the Annual Meeting by clicking on the “Vote” icon on the Annual Meeting site. If you have already voted your shares there is no need to vote during the Annual Meeting unless you wish to change your vote. Under Article II, Section 2.6 of Hasbro’s By-laws, the affirmative vote of a majority of votes cast with respect to each director nominee will be required for the nominee to be elected. A majority of the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee. For each of the nominees you may vote “FOR” such nominee, “AGAINST” such nominee or you may “ABSTAIN” with respect to each nominee.

Q:	What vote is required for approval of the election of directors?

A:

Under Article II, Section 2.6 of Hasbro’s By-laws, the affirmative vote of a majority of votes cast with respect to each director nominee will be required for the nominee to be elected. A majority of the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that director nominee. For each of the nominees you may vote “FOR” such nominee, “AGAINST” such nominee or you may “ABSTAIN” with respect to each nominee.

Q:	What vote is required for approval of each other matter to be considered at the Annual Meeting?

A:

Proposal 2 — Advisory Vote on Compensation. The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting on this shareholder advisory vote is required for approval of this proposal.

Proposal 3 — Ratification of the Selection of KPMG. The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting on the ratification of the selection of KPMG is required for approval of this proposal.

For proposals 2 and 3, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN” for proposal 2 or 3, it has the same effect as a vote “AGAINST” that proposal.

Q:	What happens if I hold shares in street name and do not submit voting instructions? What is a broker non-vote?

A:

A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under applicable rules that govern brokers or other nominees who are voting with respect to shares held in street name, brokers or other nominees ordinarily have the discretion to vote on “routine” matters but not on non-routine matters.

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If you are a beneficial shareholder and do not vote via the Internet, telephone, during the Annual Meeting or by returning a signed voting instruction card, your shares may only be voted in situations where brokers have discretionary voting authority over the shares. Discretionary voting authority is only permitted on the proposal for the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for 2025 which is a “routine” matter.

Q:	How will my shares be voted if I submit a proxy card but do not specify how I want to vote?

A:

If you submit a validly executed proxy card or voting instruction form but do not specify how you want to vote your shares with respect to a particular proposal, then your shares will be voted in line with the Board’s recommendations with respect to any such proposal, i.e., (i) “FOR ALL” your Board’s ten (10) director nominees, (ii) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers, and (iii) “FOR” the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for fiscal 2025.

As of the date of this Proxy Statement, your Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting, but if other matters requiring a vote do arise, it is the intention of Mr. Chris Cocks and Ms. Gina Goetter, as the individuals to whom you are granting your proxy on the proxy card, to vote in accordance with their best judgment on such matters.

Your Board urges you to mark your proxy card in accordance with your Board’s recommendations.

Q:	What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416, Monday through Friday between the hours of 7:30 a.m. and 8 p.m.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We expect to report results based on the report of the Independent Inspector of Elections on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

Q:	Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

A:	No. Rhode Island law does not provide shareholders any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting.

Q:	Who can I contact if I have questions or need assistance in voting my shares, or if I need additional copies of the proxy materials?

A:	Please contact Morrow Sodali, the firm assisting us in the solicitation of proxies, toll-free at (800) 662-5200.

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Additional Information

Deadlines for 2026 Shareholder Proposals

To Be Considered at the Annual Meeting and Considered for Inclusion in the Proxy Materials. Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2026 Annual Meeting of Shareholders pursuant to Rule 14a-8 must be received by the Secretary of the Company at the Company’s executive offices no later than December 5, 2025 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to the 2026 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1027 Newport Avenue, Pawtucket, Rhode Island 02861. Such proposals should be sent to the attention of the Chief Legal Officer and Corporate Secretary and must also comply with the other requirements of the rules of the SEC relating to shareholder proposals.

To Be Considered at the Annual Meeting But Not Included in the Proxy Materials. With the exception of the submission of director nominations for consideration by the Nominating, Governance and Social Responsibility Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2026 Annual Meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company not less than 90 days nor more than 120 days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders (provided that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days before or after such anniversary date, notice by the shareholder must be delivered not earlier than 120 days prior to the annual meeting and not later than (i) the ninetieth (90th) day prior to the date of such annual meeting or (ii) the tenth (10th) day following the day on which the notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. To be in proper form the notice must provide specified information regarding the proposed nominee and each shareholder proposing such nomination, as set forth in the Company’s By-Laws. As such, shareholder proposals to be considered for the Company’s 2026 Annual Meeting of Shareholders must be submitted no earlier than January 21, 2026, and no later than February 20, 2026.

Deadlines for 2026 Director Nominations

The Nominating, Governance and Social Responsibility Committee is responsible for identifying individuals qualified to be members of your Board of Directors and reviewing candidates recommended by our shareholders. In making its nominations for election to the Board, the Nominating, Governance and Social Responsibility Committee seeks candidates who meet the current challenges and needs of the Board and the Company. As part of this process the Nominating, Governance and Social Responsibility Committee considers a number of factors, including:

•	a candidate’s:

o	employment and other experience and qualifications;

o	skills, expertise and involvement in areas that are of importance to the Company’s business;

o	business ethics and professional reputation;

o	other board service; and

o	business, financial and strategic judgment;

•	the Board’s and the Company’s needs at that time; and

•	the Company’s desire to have a well-balanced Board that represents a diverse mix of backgrounds, perspectives and expertise.

The Nominating, Governance and Social Responsibility Committee will consider and evaluate nominees recommended by shareholders for election to the Board on the same basis as candidates from other sources if such nominations are made in accordance with the processes set forth below. The Nominating, Governance and Social

74

Responsibility Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms.

Director Nominations to be made at the Annual Meeting. The Company’s By-Laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give timely written notice to the Secretary of the Company. Notice must be received at the principal executive office of the Company not less than 90 days nor more than 120 days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders (provided that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days before or after such anniversary date, notice by the shareholder must be delivered not earlier than 120 days prior to the annual meeting and not later than (i) the ninetieth (90th) day prior to the date of such annual meeting or (ii) the tenth (10th) day following the day on which the notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs). To be in proper form the notice must provide specified information regarding the proposed nominee and each shareholder proposing such nomination, as set forth in the Company’s By-Laws. As such, director nominations to be considered for the Company’s 2026 Annual Meeting of Shareholders must be submitted no earlier than January 21, 2026, and no later than February 20, 2026. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating, Governance and Social Responsibility Committee as a nominee to be potentially supported by the Company and will not have been included in the Company’s proxy materials.

In addition to satisfying the foregoing requirements under Hasbro’s By-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Director Nominations to be Considered by the Company’s Nominating, Governance and Social Responsibility Committee. To be considered by the Nominating, Governance and Social Responsibility Committee, director nominations must be submitted to the Chief Legal Officer and Corporate Secretary of the Company at the Company’s executive offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02861 not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2026 Annual Meeting of Shareholders must be submitted no earlier than January 21, 2026 and no later than February 20, 2026. The Nominating, Governance and Social Responsibility Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating, Governance and Social Responsibility Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating, Governance and Social Responsibility Committee for consideration.

Submissions to the Nominating, Governance and Social Responsibility Committee should include:

•	as to each person whom the shareholder proposes to nominate for election or re-election as a director:

○	the name, age, business address and residence address of the person;

○	the principal occupation or employment of the person;

○	the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person;

○

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and

○

confirmation that the candidate is independent under the Company’s Independence Standards and Nasdaq rules, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent.

•	as to the shareholder(s) giving the notice:

○	the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member;

75

○

the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member;

○	if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act;

○

a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s); and

○

any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating, Governance and Social Responsibility Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating, Governance and Social Responsibility Committee and the Company’s By-Laws to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-Laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

Director Nominations Under Proxy Access Bylaw. Under our proxy access bylaw, under certain circumstances, a shareholder or group of shareholders may include director candidates that they have nominated in the Company’s proxy statement. Shareholders are referred to the By-Laws for the full details related to this procedure.

The proxy access By-Law allows a shareholder or a group of up to twenty (20) shareholders, who has maintained continuous ownership of at least 3% of the voting power of the Company’s outstanding voting stock for at least 3 years, to include nominees for election to the Board of Directors in the Company’s proxy statement. Subject to compliance with the requirements of the proxy access By-Law provisions, the shareholder or group of shareholders may include director nominees for up to the greater of (i) 20% of the Board, rounded down to the nearest whole number, or (ii) 2 nominees. The nominating shareholder or group of shareholders must timely deliver notice to the Secretary of the shareholder nominee together with the other information required by our By-Laws, and each nominee must meet the qualifications required by our By-Laws.

To be timely, the notice to include shareholder-nominated candidates in the Company’s proxy materials to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders (provided that if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (x) the ninetieth (90th) day prior to the date of such annual meeting or (y) the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs). As such, requests to include shareholder-nominated candidates in our proxy materials for the 2026 Annual Meeting must be received by our Secretary no earlier than January 21, 2026 and no later than February 20, 2026.

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Other Business

Management knows of no other matters that may be presented to the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

Important Notice Regarding Delivery of Shareholder Documents

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials for the year ended December 29, 2024 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and environmental footprint. However, if any shareholder residing at such an address wishes to receive a separate copy of the Notice of Internet Availability of the Proxy Materials, the Proxy Statement or our Annual Report on Form 10-K for the year ended December 29, 2024, he or she may contact Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02861, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate Notices of the Internet Availability of Proxy Materials or proxy statements and annual reports in the future. If you are receiving multiple copies of our Notice of Internet Availability of the Proxy Materials, annual report or proxy statement at the same address, and would like to only receive one copy, you may request householding in the future by contacting the Investor Relations Department using the above contact information.

Shareholder Communications

We always welcome constructive engagement and feedback from our shareholders. Shareholders or interested parties desiring to communicate directly with the Board, a Board committee or any such other individual director or directors may do so confidentially by sending correspondence, c/o Chair of the Board, Hasbro, Inc., P.O. Box 497, Pawtucket, Rhode Island 02862. All such communications will be reviewed and forwarded to the designated recipient or recipients in a timely manner.

Cost and Manner of Solicitation

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, Stamford CT 06902 to aid in the solicitation of proxies at an estimated cost of $12,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow Sodali LLC in person or by telephone.

By Order of the Board of Directors

Tarrant Sibley

Executive Vice President, Chief Legal Officer & Corporate Secretary

Dated: April 4, 2025

Pawtucket, Rhode Island

77

Appendix A — GAAP to Non-GAAP Reconciliation

The Company has used non-GAAP financial measures as defined under SEC rules, specifically adjusted operating profit, adjusted operating margin, adjusted net earnings, and adjusted net earnings per diluted share. We caution investors that our definition and use of these non-GAAP financial measures may not be the same as similar measures used by other companies.

As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measure. Management believes that adjusted net earnings, adjusted net earnings per diluted share, adjusted operating profit and adjusted operating profit margin provides investors with an understanding of the underlying performance of our business absent unusual events. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with GAAP as more fully discussed in our consolidated financial statements and filings with the SEC. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America.

Reconciliation of as Reported to Adjusted Operating Results(1)

(Unaudited)

(Millions of Dollars)

	Year Ended

	December 29, 2024		December 31, 2023		December 25, 2022

	Pre-tax adjustments	Post-tax adjustments	Pre-tax adjustments	Post-tax adjustments	Pre-tax adjustments	Post-tax adjustments

Acquisition-related Costs(2)	$—	$—	$1.9	$1.7	$14.6	$12.9

Acquired intangible amortization(3)	49.8	37.4	62.6	48.8	71.4	59.4

Strategic transformation initiatives(4)	28.3	21.6	35.3	27.0	12.3	9.4

Restructuring and severance costs(5)	22.2	17.0	34.2	28.7	94.1	79.8

Loss on disposal of business(6)	37.4	32.9	539.0	419.7	22.1	21.1

eOne Film and TV business divestiture related costs(7)	11.1	8.5	35.1	34.0	—	—

Impairment and other asset charges (8)	—	—	—	—	300.3	232.0

Impairment of goodwill and intangible assets (9)	—	—	1,307.2	1,278.2	—	—

	$148.8	$117.4	$2,015.3	$1,838.1	$514.8	$414.6

(1)	Amounts may not sum due to rounding

(2)	In association with the Company’s acquisition of eOne, the Company incurred stock compensation expenses included within Selling, Distribution and Administration.

(3)

Represents intangible amortization costs related to the intangible assets acquired in the eOne acquisition. The Company has allocated certain of these intangible amortization costs between the Consumer Products and Entertainment segments, to match the revenue generated from such intangible assets. While amortization of acquired intangibles is being excluded from the related GAAP financial measure, the revenue of the acquired company is reflected within the Company’s operating results to which these assets contribute.

A-1

(4)

Strategic transformation initiatives costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to support the organization in identifying, realizing and capturing savings to create efficiencies and improve business processes and operations.

(5)	Restructuring and severance costs associated with cost-savings initiatives across the Company.

(6)

Loss on disposal of a business related to the sale of the eOne Film and TV business executed on December 27, 2023. Loss on disposal of non-core businesses for the year ended December 25, 2022 related to the exit of non-core businesses within the Entertainment segment. The costs are included in Loss on Disposal of Business within the Entertainment segment.

(7)	eOne Film and TV business divestiture related costs as a result of the sale of the eOne Film and TV business and certain retained liabilities.

(8)

Assets impairments and charges related to charges incurred as a result of the Company’s focused investment strategy on fewer, bigger brands. In the fourth quarter of 2022, the Company incurred an impairment within the Corporate and Other segment, related to a partial impairment of the Company’s definite-lived intangible, Power Rangers, in Selling, Distribution and Administration; and incurred incremental asset charges related to product cancellations, consisting of inventory and asset write offs in Cost of Sales within the Consumer Products segment. Within the Entertainment segment, the company incurred strategy related asset impairments of certain discontinued projects within Program Cost Amortization for the quarter and year ended December 25, 2022, respectively.

(9)	Impairment of goodwill and intangible assets represent non-cash charges incurred within the Entertainment segment related to the eOne Film and TV business.

Reconciliation of Operating Profit Results

	Year Ended December 29, 2024			Year Ended December 31, 2023

	As Reported	Non-GAAP Adjustments	Adjusted	As Reported	Non-GAAP Adjustments	Adjusted
Adjusted Company Results

External Net Revenues	$4,135.5	—	$4,135.5	$5,003.3	—	$5,003.3

Operating (Loss) Profit	690.0	148.8	838.8	(1,538.8)	2,015.3	476.5

Operating Margin	16.7%	3.6%	20.3%	-30.8%	40.3%	9.5%

	Year Ended December 25, 2022

	As Reported	Non-GAAP Adjustments	Adjusted
Adjusted Company Results

External Net Revenues	$5,856.7	—	$5,856.7

Operating Profit	407.7	514.8	922.5

Operating Margin	7.0%	8.8%	15.8%

A-2

Reconciliation of Net Earnings and Earnings Per Share (1)

(Unaudited)

(Millions of Dollars)

	Year Ended

(all adjustments reported after-tax)	December 29, 2024	Diluted Per Share Amount	December 31, 2023	Diluted Per Share Amount	December 25, 2022	Diluted Per Share Amount

Net Earnings Attributable to Hasbro, Inc.	$385.6	$2.75	$(1,489.3)	$(10.73)	$203.5	$1.46

Acquisition-related Costs(2)	—	—	1.7	0.01	12.9	0.09

Acquired intangible amortization (3)	37.4	0.27	48.8	0.35	59.4	0.43

Strategic transformation initiatives (4)	21.6	0.15	27.0	0.19	9.4	0.07

Restructuring and severance costs (5)	17.0	0.12	28.7	0.21	79.8	0.57

Loss on disposal of business (6)	32.9	0.23	419.7	3.02	21.1	0.15

eOne Film and TV business divestiture related costs (7)	8.5	0.06	34.0	0.24	—	—

Impairment and other asset charges (8)	—	—	—	—	232.0	1.67

Impairment of goodwill and intangible assets (9)	—	—	1,278.2	9.20	—	—

Net loss on Discovery investment (10)	59.8	0.43	—	—	—	—

Net Earnings, as Adjusted	$562.8	$4.01	$348.8	$2.51	$618.1	$4.45

(1)	Amounts may not sum due to rounding

(2)

In association with the Company’s acquisition of eOne, the Company incurred stock compensation expenses of $1.9 (1.7 after-tax) and $14.6 ($12.9 after-tax) in the years ended December 31, 2023 and December 25, 2022, respectively, due to the acceleration of eOne stock-based compensation associated with acquisition-related grants.

(3)

Represents intangible amortization costs related to the intangible assets acquired in the eOne acquisition. The Company has allocated certain of these intangible amortization costs between the Consumer Products and Entertainment segments, to match the revenue generated from such intangible assets. While amortization of acquired intangibles is being excluded from the related GAAP financial measure, the revenue of the acquired company is reflected within the Company’s operating results to which these assets contribute.

(4)

Strategic transformation initiatives costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to support the organization in identifying, realizing and capturing savings to create efficiencies and improve business processes and operations. These costs primarily consist of third-party consulting of $28.3 ($21.6 after-tax), $35.3 ($27.0 after-tax), and $12.3 ($9.4 after-tax) in the years ended December 29, 2024, December 31, 2023 and December 25, 2022, respectively.

(5)

Restructuring and severance costs of $22.2 ($17.0 after-tax), $34.2 ($28.7 after-tax), and $94.1 ($79.8 after-tax) in the years ended December 29,2024, December 31, 2023, and December 25, 2022, respectively, associated with cost-savings initiatives across the Company.

(6)

Loss on disposal of a business of $37.4 ($32.9 after-tax) and $539.0 ($419.7 after-tax) in the years ended December 29, 2024 and December 31, 2023. respectively, related to the sale of the eOne Film and TV business executed on December 27, 2023. Loss on disposal of non-core businesses for the year ended December 25, 2022, of $22.1 ($21.1 after-tax) related to the exit of non-core businesses within the Entertainment segment. The costs are included in Loss on Disposal of Business within the Entertainment segment.

A-3

(7)

eOne Film and TV business divestiture related costs of $11.1 ($8.5 after-tax) and $35.1 ($34.0 after-tax) in the years ended December 29,2024 and December 31, 2023, respectively, as a result of the sale of the eOne Film and TV business and certain retained liabilities.

(8)

Assets impairments and charges of $300.3 ($232.0 after-tax) for the year ended December 25, 2022 related to charges incurred as a result of the Company’s focused investment strategy on fewer, bigger brands. In the fourth quarter of 2022, the Company incurred a $281.3 impairment within the Corporate and Other segment, of which, $281.0 related to a partial impairment of the Company’s definite-lived intangible, Power Rangers, in Selling, Distribution and Administration; and incurred incremental asset charges related to product cancellations, consisting of inventory and asset write offs of $14.9 in Cost of Sales within the Consumer Products segment. Within the Entertainment segment, the company incurred strategy related asset impairments of certain discontinued projects of $0.4 and $4.1 within Program Cost Amortization for the quarter and year ended December 25, 2022, respectively.

(9)

Impairment of goodwill and intangible assets represent non-cash charges of $1,307.2 (1,278.2 after-tax) for the year ended December 31, 2023 incurred within the Entertainment segment related to the eOne Film and TV business.

(10)

In the fourth quarter of 2024, the Company recorded an impairment of $78.2 ($59.8 after tax) related to it’s Discovery JV investment. This cost is included in other (income) expense, net within the Corporate and Other.

A-4

Hasbro

1027 Newport Avenue
Pawtucket, RI 02861

002CSNF85A

hasbro.com

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Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/HAS or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. www.investorvote.com/HAS Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommends a vote FOR all nominees, and FOR Proposals 2 and 3. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Hope F. Cochran 02 - Christian P. Cocks 03 - Lisa Gersh 04 - Frank D. Gibeau 05 - Elizabeth Hamren 06 - Darin S. Harris 07 - Owen Mahoney 08 - Laurel J. Richie 09 - Richard S. Stoddart 10 - Mary Beth West 2. Advisory Vote to Approve the Compensation of Hasbro’s Named For Against Abstain 3. Ratification of KPMG LLP as the Independent Registered Public For Against Abstain Executive Officers Accounting Firm for Fiscal Year 2025 B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 UPX 04484C

Dear Fellow Shareholders: You are cordially invited to attend the 2025 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m., EDT on Wednesday, May 21, 2025, virtually via the Internet at meetnow.global/M9CJTDM. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting. Your Vote Matters. Whether or not you plan to attend the 2025 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. Sincerely, Richard S. Stoddart Chair of the Board of Directors The 2025 Annual Meeting of Shareholders of Hasbro, Inc. will be held on May 21, 2025, at 11:00 a.m. EDT, virtually via the Internet at www.meetnow.global/M9CJTDM. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HAS qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q HASBRO, INC. Annual Meeting of Shareholders – May 21, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints each of Christian P. Cocks and Gina M. Goetter with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 21, 2025 at 11:00 a.m., EDT virtually via the Internet at meetnow.global/M9CJTDM, and at any adjournment or postponement thereof. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT! C Non-Voting Items Change of Address — Please print new address below.